Semi Annual

Report

JUNE 30, 1997

[TEMPLETON LOGO]
TEMPLETON
INVESTMENT
PLUS

- TEMPLETON VARIABLE PRODUCTS SERIES FUND

[TEMPLETON LOGO]
FRANKLIN TEMPLETON


TABLE OF CONTENTS

Letter to Contract Owners ......................................     1

Fund Reports

  Templeton Stock Fund ....................... .................     3

  Templeton International Fund .................................     6

  Templeton Developing Markets Fund ............................    10

  Templeton Asset Allocation Fund ..............................    14

  Templeton Bond Fund ..........................................    18

  Templeton Money Market Fund ..................................    22

A Word About Risk ..............................................    24


Templeton Investment Plus (TIP) is an individual deferred variable annuity contract issued by the Phoenix Home Life Mutual Insurance Company. On the following pages, you will find a report on each of the portfolios available within TIP.


PLEASE NOTE:

Templeton Variable Products Series Fund ("the Trust") currently consists of nine separate investment portfolios, eight of which offer Class 1 and Class 2 shares. Only Class 1 shares of the portfolios listed in the above Table of Contents are currently available under your insurance contract. Please consult prospectuses for your insurance contract and the Trust for further information.

LETTER TO CONTRACT OWNERS [SEAL]


Dear Contract Owner:

We are pleased to bring you the semi-annual report of the Templeton Variable Products Series Fund for the six months ended June 30, 1997.

In the U.S., moderate economic growth, benign inflation, and rising corporate earnings supported a strong but volatile equity market. From December 31, 1996 through June 30, 1997, the Dow Jones(R) Industrial Average rose 20.1% and the Standard & Poor's(R) 500 Stock Index rose 20.6%.* Many European stocks also appreciated in value, as companies there generated healthy profits due to privatization, restructuring, and cost-reduction programs. Switzerland, Spain, Finland, and the Netherlands were among the region's best-performing markets.

Emerging market equities generally experienced substantial gains during the reporting period, with Latin America in particular delivering stellar returns. For example, as measured in U.S. dollars, Brazil's Bovespa Index soared 79.5% and Mexico's Bolsa Index surged 32.9%.* Asian developing markets, however, provided mixed results. The Hong Kong and Indonesian markets advanced, while those in Thailand, Singapore, and the Philippines declined.

With regard to debt securities, U.S. bond prices fell slightly and European fixed-income markets (as measured in local currency terms) rose. Due to improved economic fundamentals and increased investor interest, bond markets in developing countries significantly outperformed those in developed nations. The J.P. Morgan Emerging Markets Bond Index Plus, which tracks the performance of bond markets in 13 developing nations, produced a total return of 10.27% during the six months under review, while the Salomon Brothers World Government Bond Index, representative of government bonds in 17 developed countries, reported a total return of -1.23% for the same period.*


*Indices are unmanaged, and price appreciation or depreciation includes reinvested dividends or interest. One cannot invest directly in an index. Dow Jones Industrial Average's total return is calculated by Wilshire Associates, Inc.

It is important to remember, of course, that securities markets always have been -- and always will be -- subject to volatility. No one can predict exactly how they will perform in the near future. For this reason, we urge you to exercise patience and focus not on short-term market movements, but on long-term investment goals.

We appreciate your participation in the Templeton Variable Products Series Fund and look forward to serving your investment needs in the years to come.

Sincerely,


/s/ Chuck Johnson
-----------------
Charles E. Johnson
President
Templeton Variable Products Series Fund

TEMPLETON STOCK FUND
Geographic Distribution on 6/30/97
Based on Total Net Assets

[PIE CHART APPEARS HERE]

Europe                    46.4%
North America             19.2%
Asia                       9.4%
Latin America              9.0%
Australia/New Zealand      8.0%
Middle East/Africa and
 Short-Term Obligations
 & Other Net Assets        8.0%


TEMPLETON STOCK FUND


Investment Objective: The Templeton Stock Fund seeks capital growth through a policy of investing primarily in common stocks issued by companies, large and small, in various nations throughout the world.


We are pleased to report that the Fund's Class 1 shares delivered a total return of 14.73% for the six months ended June 30, 1997, as discussed in the Performance Summary on page 5. However, Fund performance does not reflect expenses associated with the variable contract; had those expenses been included, performance would have been lower.

Spurred by a favorable interest rate environment and strong corporate earnings, global stock markets generally performed well in the first half of 1997. Most European equity markets rose, and the U.S. market reached all-time highs. Latin American markets also strengthened as improved economic fundamentals appeared to boost investor confidence in the region. However, Asian equity markets turned in mixed performances. Hong Kong's market, buoyed by investor optimism concerning the colony's handover to China, advanced 14.7% during the reporting period, but, due to a slowing economy and a weakening currency, many Thai shares declined in value(1). In Japan, stocks rallied as exports rose and the country's economy started to recover.

During the reporting period, the share price of the Fund's second-largest holding, Telebras-Telecomunicacoes Brasileiras SA, pfd., rose more than 96%. Our positions in Telefonica de Espana SA, Telefonos de Mexico SA, L, ADR and Telefonica de Argentina SA, B, ADR contributed to the Fund's performance, as did the appreciable gain in share prices of Volvo AB, B (Sweden), Alcatel Alsthom SA (France), and Newbridge Networks Corp. (Canada). During the six months under review, we initiated a position in Axa SA, a French financial services company operating in Europe, Asia,

-------------------------
(1) Price appreciation is measured in U.S. dollars, and includes reinvested dividends.

(2) Price appreciation is measured in U.S. dollars.

and North America. We also purchased shares of Yamato Kogyo Co. Ltd., a major Japanese steelmaker, and BTR PLC, a diversified industrial products company based in the United Kingdom. In our opinion, these companies offer exciting prospects for growth.

Although we are concerned about current stock valuations, we are optimistic about the long-term potential of international equity markets. Our analysts continue to scour the globe looking for out-of-favor securities trading at depressed levels relative to their long-term "normalized" earnings. To us, normalized represents what a company could earn in the middle of a typical economic cycle and requires us to estimate earnings and cash flow for the next five years. We believe that such an approach should produce superior returns over the long term.

It is important to remember that investments in foreign securities involve special risks including changes in currency values, market price swings, and economic, social, and political developments in the countries where the portfolios are invested. Developing markets involve similar but higher risks related to the smaller size and lesser liquidity of those markets. These risks are discussed in the prospectus.

This discussion reflects the strategies we employed for the Fund during the six months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

We thank you for investing in the Templeton Stock Fund, and welcome any comments or suggestions you may have.

Sincerely,


/s/ Mark R. Beveridge

Mark R. Beveridge, CFA, CIC
Portfolio Manager
Templeton Stock Fund




TEMPLETON STOCK FUND
Top 10 Holdings on 6/30/97

COMPANY,
INDUSTRY,                                                   % OF TOTAL
COUNTRY                                                     NET ASSETS
--------------------------------------------------------------------------------
ALCATEL ALSTHOM SA
ELECTRICAL & ELECTRONICS,
FRANCE                                                         2.1%

TELEBRAS-TELECOMUNICACOES BRASILEIRAS SA, PFD.
TELECOMMUNICATIONS, BRAZIL                                     2.0%

FEDERAL NATIONAL MORTGAGE
ASSOCIATION
FINANCIAL SERVICES, U.S.                                       2.0%

HSBC HOLDINGS PLC
BANKING, HONG KONG                                             1.8%

STET (STA FINANZIARIA
TELEFONICA TORINO) SPA
TELECOMMUNICATIONS, ITALY                                      1.6%

KUONI REISEN HOLDINGS AG, B
LEISURE & TOURISM,
SWITZERLAND                                                   1.6%

INTEL CORP.
ELECTRONIC COMPONENTS &
INSTRUMENTS, U.S.                                             1.6%

TELEFONICA DE ESPANA SA
TELECOMMUNICATIONS, SPAIN                                     1.6%

RHONE-POULENC SA, A
CHEMICALS, FRANCE                                             1.6%

TELECOM ITALIA SPA
TELECOMMUNICATIONS, ITALY                                     1.5%

For a complete list of portfolio holdings, please see page 27 of this report.

PERFORMANCE SUMMARY

CLASS 1




Templeton Stock Fund - Class 1 delivered a total return of 14.73% for the six-month period ended June 30, 1997. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results. Past expense reductions by the manager increased returns. Performance data is historical and cannot predict or guarantee future results.

NOTE: PERFORMANCE REFLECTS THE FUND'S CLASS 1 OPERATING EXPENSES, BUT DOES NOT INCLUDE ANY FEES, EXPENSES, OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER. THESE CHARGES AND DEDUCTIONS, PARTICULARLY FOR VARIABLE LIFE POLICIES, CAN HAVE A SIGNIFICANT EFFECT ON CONTRACT VALUES AND INSURANCE BENEFITS. FOR A COMPLETE DESCRIPTION OF EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES, PLEASE REFER TO THE CONTRACT PROSPECTUS PROVIDED BY THE INSURANCE COMPANY.


TEMPLETON STOCK FUND - CLASS 1
PERIODS ENDED 6/30/97

                                                                         SINCE
                                                                       INCEPTION
                                                   1-YEAR     5-YEAR   (8/24/88)
--------------------------------------------------------------------------------
Average Annual Total Return                         27.06%     18.43%     14.44%

Cumulative Total Return                             27.06%    132.98%    229.78%

Value of $10,000 Investment                       $12,706    $23,298    $32,978

                              6/30/93    6/30/94   6/30/95    6/30/96    6/30/97
--------------------------------------------------------------------------------
One-Year Total Return           13.95%    15.27%    15.07%     21.32%     27.06%

Investment return and the value of your principal will go up and down with market conditions, currencies and the economic, social, and political climates of the countries where investments are made. Emerging markets involve similar but higher risks related to the smaller size and lesser liquidity of those markets. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

TEMPLETON INTERNATIONAL FUND
Geographic Distribution on 6/30/97
Based on Total Net Assets


Europe                                          57.6%
Latin America                                   11.0%
Asia                                            10.5%
Australia/New Zealand                            5.5%
North America                                    4.3%
Middle East/Africa                               2.3%
Short-Term Obligations & Other Net Assets        8.8%

TEMPLETON INTERNATIONAL FUND


Investment Objective: The Templeton International Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States.


We are pleased to report that the Fund's Class 1 shares produced a total return of 14.41% for the six months ended June 30, 1997, as discussed in the Performance Summary on page 9, outperforming the unmanaged Morgan Stanley Capital International(R) Europe, Australasia, Far East (MSCI EAFE) Index, which posted a total return of 11.36% for the same period(1). The Fund's strong performance was in part the result of our relative overweighting in markets that performed exceptionally well. Compared with the MSCI EAFE Index, the Fund was overweighted in the Netherlands, Finland, and Spain -- three countries whose equity markets increased more than 15% in U.S. dollar terms during the reporting period(2). However, Fund performance does not reflect expenses associated with the variable contract; had those expenses been included, performance would have been lower.

On June 30, 1997, Europe represented our largest geographic exposure (57.6% of the Fund's total net assets). During the six months under review, most European stock markets rose as many companies there reduced costs, invested in new plants and equipment, and implemented programs designed to enhance shareholder value. Among the Fund's ten largest holdings, the share price of Volkswagen AG advanced 85.1%, Philips Electronics NV appreciated 79.7%, and Volvo AB, B climbed 21.3%(3). During the reporting period, we initiated a position in Axa SA, a French financial services company operating in Europe, Asia, and North America. We also purchased shares of Zuerich Versicherung, an international insurance company, and Courtaulds PLC, a chemicals conglomerate based in the United Kingdom. In our


(1) The MSCI EAFE Index includes approximately 1,000 companies representing the stock markets of 20 countries including Germany, France, Australia, New Zealand, and Japan. Total return includes reinvested dividends. One cannot invest directly in an index.

(2) Price appreciation includes reinvested dividends.

(3) Price appreciation is measured in U.S. dollars.

opinion, the potential earnings growth of these companies was not reflected in their stock prices.

Throughout the reporting period, strong economic fundamentals, healthy corporate profits, and renewed interest from foreign investors contributed to the rise of Latin American equity markets. The telecommunications industry performed particularly well, increasing the value of our holdings of Telebras-Telecomunicacoes Brasileiras SA, Cpt-Telefonica del Peru SA, and Telefonica de Argentina SA. We believe that demand for their services will continue to increase, and that deregulation of Brazil's telephone industry could provide Telebras with strong growth potential.

In Asia, equity markets turned in mixed performances. Hong Kong's market, buoyed by investor optimism concerning the colony's handover to China, rose 14.7%, but, due to a slowing economy and a weakening currency, many Thai shares declined in value(4). In Japan, stocks rallied as the country's economy recovered, exports rose, and fears about an April tax increase subsided.

This discussion reflects the strategies we employed for the Fund during the six months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

Although we are concerned about current stock valuations, we are optimistic about the long-term potential of international equity markets. Our analysts continue to scour the globe looking for out-of-favor securities trading at depressed levels relative to their long-term "normalized" earnings. To us, normalized represents what a company could earn in the middle of a typical economic cycle and requires us to estimate earnings and cash flow for the next five years. We believe that such an approach should produce superior returns over the long term.

It is important to remember that investments in foreign securities involve special risks including changes in currency values, market price swings, and economic, social, and


TEMPLETON
INTERNATIONAL FUND
Top 10 Holdings on 6/30/97

COMPANY,
INDUSTRY,                                                % OF TOTAL
COUNTRY                                                  NET ASSETS
-------------------------------------------------------------------
TELEBRAS-TELECOMUNICACOES
BRASILEIRAS SA, PFD., ADR
TELECOMMUNICATIONS, BRAZIL                                 2.1%

PHILIPS ELECTRONICS NV
ELECTRICAL & ELECTRONICS,
NETHERLANDS                                                1.8%

NOKIA AB, A
TELECOMMUNICATIONS,
FINLAND                                                    1.7%

ZUERICH VERSICHERUNG, NEW
INSURANCE, SWITZERLAND                                     1.7%

BANK AUSTRIA AG, NEW,
PFD., 144A
BANKING, AUSTRIA                                           1.6%

AXA SA
FINANCIAL SERVICES, FRANCE                                 1.5%

VOLVO AB, B
AUTOMOBILES, SWEDEN                                        1.4%

VOLKSWAGEN AG
AUTOMOBILES, GERMANY                                       1.3%

SKANDIA FOERSAEKRINGS AB,
FREE
INSURANCE, SWEDEN                                          1.3%

RHONE-POULENC SA, A
CHEMICALS, FRANCE                                          1.3%

For a complete list of portfolio holdings, please see page 33 of this report.


(4) Price appreciation is measured in U.S. dollars, and includes reinvested dividends.

political developments in the countries where the portfolios are invested. Developing markets involve similar but higher risks related to the smaller size and lesser liquidity of those markets. Small company securities may have greater price swings than mid-sized or large company securities. These risks are discussed in the prospectus.

We thank you for investing in the Templeton International Fund, and welcome any comments or suggestions you may have.

Sincerely,


/s/ Peter A. Nori

Peter A. Nori
Portfolio Manager
Templeton International Fund

PERFORMANCE SUMMARY

CLASS 1




Templeton International Fund - Class 1 delivered a total return of 14.41% for the six-month period ended June 30, 1997. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results. Past expense reductions by the manager increased returns. Performance data is historical and cannot predict or guarantee future results.

NOTE: PERFORMANCE REFLECTS THE FUND'S CLASS 1 OPERATING EXPENSES, BUT DOES NOT INCLUDE ANY FEES, EXPENSES, OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER. THESE CHARGES AND DEDUCTIONS, PARTICULARLY FOR VARIABLE LIFE POLICIES, CAN HAVE A SIGNIFICANT EFFECT ON CONTRACT VALUES AND INSURANCE BENEFITS. FOR A COMPLETE DESCRIPTION OF EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES, PLEASE REFER TO THE CONTRACT PROSPECTUS PROVIDED BY THE INSURANCE COMPANY.


TEMPLETON INTERNATIONAL FUND - CLASS 1
Periods ended 6/30/97

                                                                          SINCE
                                                                       INCEPTION
                                             1-YEAR        5-YEAR       (5/1/92)
--------------------------------------------------------------------------------
Average Annual Total Return                   27.97%        17.98%        16.72%

Cumulative Total Return                       27.97%       128.58%       122.18%

Value of $10,000 Investment                 $12,797       $22,858       $22,218

                                            6/30/95       6/30/96       6/30/97
--------------------------------------------------------------------------------
One-Year Total Return                         11.42%        18.83%        27.97%


Investment return and the value of your principal will go up and down with market conditions, currencies and the economic, social, and political climates of the countries where investments are made. Emerging markets involve similar but higher risks related to the smaller size and lesser liquidity of those markets. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

TEMPLETON DEVELOPING
MARKETS FUND
Geographic Distribution on 6/30/97
Based on Total Net Assets

[PIE CHART APPEARS HERE]


TEMPLETON DEVELOPING MARKETS FUND


Investment Objective: The Templeton Developing Markets Fund seeks long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities of issuers in countries having developing markets.


During the six months ended June 30, 1997, emerging market countries generally experienced strong economic growth accompanied by moderate inflation, prompting many investors to deposit large amounts of capital into emerging market equities. Within this environment, the Fund's Class 1 shares produced a six-month total return of 5.80%, as discussed in the Performance Summary on page
13. However, Fund performance does not reflect expenses associated with the variable contract; had those expenses been included, performance would have been lower.

As of June 30, 1997, the Fund owned investments in 32 countries. Our largest regional holdings were Asia, followed by Europe, Latin America/Caribbean, and the Middle East/Africa. During the reporting period, Latin American securities markets, especially Brazil's, delivered stellar performances as increased exports produced strong growth in equity prices in most countries throughout the region.

Most emerging markets in Europe also performed well. Following Boris Yeltsin's re-election and recuperation, increased government stability in Russia lured large investments from foreign money managers, and the Russian stock market rose significantly. The Greek stock market advanced as declining inflation and interest rates in Greece attracted foreign capital, and many Hungarian equities also appreciated in value.

Asia, however, presented a different picture. For the first time in over a decade, Asian export growth failed to keep pace with the increase in world trade. Since exports account for a very large proportion of gross domestic product (GDP) in most of these countries, several smaller Asian securities markets declined in early 1997. For example, the share price of many Thai and Malaysian equities fell. On the other hand, Hong Kong's market strengthened as foreigners anticipated that investments from the mainland would increase after Hong Kong's takeover by China.

As you know, China regained sovereignty over Hong Kong on July 1, 1997. Although some people believe this could mean an end to economic and personal freedoms there, we think that is unlikely. In our opinion, China's leaders want to enhance the population's living standards, and, since this requires an economically successful Hong Kong, we believe the handover could be a positive, rather than a negative, factor. The territory could attract large capital inflows from the mainland, possibly driving the Hong Kong market to new highs. Although problems are likely to arise, we are hopeful that they will be overcome.

Looking forward, we are optimistic about the potential for developing markets. Asian exports may increase, the Hungarian economy could benefit from foreign investment, and Russia may finally experience growth in GDP during 1998. The outlook for Latin American economies is the best that we have seen in many years, and this could boost stock markets in that region during the balance of the year.

This discussion reflects the strategies we employed for the Fund during the six months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

It is important to remember that the portfolio is subject to special and higher risks related to foreign developing markets, including changes in currency values, market price swings, and economic, social, and political developments in the countries where the portfolios are invested and the relatively small size and lesser liquidity of these markets. These special risks and other considerations are discussed in the Fund's


TEMPLETON DEVELOPING
MARKETS FUND
Top 10 Holdings on 6/30/97

COMPANY,
INDUSTRY,                                                % OF TOTAL
COUNTRY                                                  NET ASSETS
--------------------------------------------------------------------------------
CEMENTOS MEXICANOS SA
DE CV (CEMEX), B
BUILDING MATERIALS
& COMPONENTS,
MEXICO                                                      2.0%

KOLON INTERNATIONAL
CORPORATION, WHOLESALE &
INTERNATIONAL TRADE,
SOUTH KOREA                                                 1.7%

BANGKOK BANK PUBLIC CO.
LTD., BANKING, THAILAND                                     1.7%

HAE IN CORP. LTD.
MERCHANDISING, SOUTH KOREA                                  1.4%

THAI FARMERS BANK PUBLIC
CO. LTD., BANKING, THAILAND                                 1.2%

TURK DEMIR DOKUM, BR.
APPLIANCES & HOUSEHOLD
DURABLES, TURKEY                                            1.1%

COMPANHIA SIDERURGICA
NACIONAL, METALS & MINING,
BRAZIL                                                      1.1%

PT INDOCEMENT TUNGGAL
PRAKARSA, FGN., BUILDING
MATERIALS & COMPONENTS,
INDONESIA                                                   1.1%

ASHANTI GOLDFIELDS CO. LTD.,
GDR, METALS &
MINING, GHANA                                               1.1%

SIAM COMMERCIAL BANK LTD.
BANKING, THAILAND                                           1.0%

For a complete list of portfolio holdings, please see page 39 of this report.

prospectus. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. Hong Kong's equity market has increased 1,089% in the last 15 years, but has suffered five quarterly declines of more than 20% during that time.*

We thank you for investing in the Templeton Developing Markets Fund, and welcome any comments or suggestions you may have.

Sincerely,


/s/ J. Mark Mobius

Dr. J. Mark Mobius
Portfolio Manager
Templeton Developing Markets Fund


TEMPLETON DEVELOPING
MARKETS FUND
Top 10 Countries Represented in the
Fund on 6/30/97

                                                          % OF TOTAL
COUNTRY                                                   NET ASSETS
--------------------------------------------------------------------
Thailand                                                    12.3%

South Africa                                                 7.5%

South Korea                                                  6.1%

Indonesia                                                    5.6%

Mexico                                                       5.3%

Russia                                                       4.8%

Singapore                                                    4.5%

Turkey                                                       4.4%

Hong Kong                                                    3.5%

Brazil                                                       3.1%

*Source: Bloomberg. Based on quarterly percentage price change over 15 years ended June 30, 1997.

PERFORMANCE SUMMARY

CLASS 1




Templeton Developing Markets Fund - Class 1 delivered a total return of 5.80% for the six-month period ended June 30, 1997. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results. Past expense reductions by the manager increased returns. Performance data is historical and cannot predict or guarantee future results.

NOTE: PERFORMANCE REFLECTS THE FUND'S CLASS 1 OPERATING EXPENSES, BUT DOES NOT INCLUDE ANY FEES, EXPENSES, OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER. THESE CHARGES AND DEDUCTIONS, PARTICULARLY FOR VARIABLE LIFE POLICIES, CAN HAVE A SIGNIFICANT EFFECT ON CONTRACT VALUES AND INSURANCE BENEFITS. FOR A COMPLETE DESCRIPTION OF EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES, PLEASE REFER TO THE CONTRACT PROSPECTUS PROVIDED BY THE INSURANCE COMPANY.


TEMPLETON DEVELOPING MARKETS FUND - CLASS 1
PERIODS ENDED 6/30/97

                                                                         SINCE
                                                                       INCEPTION
                                                        1-YEAR          (3/4/96)
--------------------------------------------------------------------------------
Average Annual Total Return                               1.91%          -0.10%

Cumulative Total Return                                   1.91%          -0.13%

Value of $10,000 Investment                            $10,191          $9,987


Investment return and the value of your principal will go up and down with market conditions, currencies and the economic, social, and political climates of the countries where investments are made. Emerging markets involve similar but higher risks related to the smaller size and lesser liquidity of those markets. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

TEMPLETON ASSET ALLOCATION FUND
Asset Distribution on 6/30/97
Based on Total Net Assets

Stocks                                          70.7%
Bonds                                           22.8%
Short-Term Obligations & Other Net Assets        6.5%

TEMPLETON ASSET ALLOCATION FUND


Investment Objective: The Templeton Asset Allocation Fund seeks a high level of total return through a flexible policy of investing in stocks of companies in any nation, debt obligations of companies and governments of any nation, and money market instruments. The Fund's assets are allocated among different investments among these three market segments depending upon worldwide market and economic conditions.


We are pleased to report that the Fund's Class 1 shares provided a total return of 15.32% for the six-month period ended June 30, 1997, as discussed in the Performance Summary on page 17. You should keep in mind that Fund performance does not reflect expenses associated with the variable contract; had those expenses been included, performance would have been lower.

Stock markets around the world generally performed well during the first six months of 1997. The U.S. market reached record highs, and most European equity markets rose. Latin American markets also strengthened, largely as a result of strong economic fundamentals and renewed interest from foreign investors. However, Asian equity markets turned in mixed performances. Hong Kong's market advanced 14.7% during the six-month period, but, due to a slowing economy and a weakening currency, many Thai shares declined in value(1).

As in all reporting periods, some of our positions helped and others hindered the Fund's performance. The share price of Telebras-Telecomunicacoes Brasileiras SA, pfd., ADR appreciated more than 98% during the six months under review(2). The Fund also benefited from the significant gain in share prices of Volvo AB, B (Sweden) and Newbridge Networks Corp. (Canada). Equity holdings that did not meet our expectations included U.S. underwear manufacturer Fruit of the Loom Inc., and BICC, a U.K. engineering company.


(1) Price appreciation is measured in U.S. dollars, and includes reinvested dividends.

(2) Price appreciation is measured in U.S. dollars.

With regard to fixed-income securities, global bond markets provided mixed results. Domestic bond prices declined during the reporting period as many investors became concerned about accelerating U.S. economic growth and the possibility of rising interest rates. On the other hand, interest rates in Europe fell and European bond prices (as measured in local currency terms) rose. Currency movements also played an important role in bond markets as the U.S. dollar's appreciation eroded the value of many debt securities denominated in foreign currencies.

Responding to these conditions, we made two significant changes to the Fund's fixed-income asset allocation. First, we increased our U.S. position in an effort to reduce our exposure to depreciating currencies. Secondly, we decreased the portfolio's average maturity in an attempt to preserve capital in the midst of a volatile interest-rate environment.

This discussion reflects the strategies we employed for the Fund during the six months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.


TEMPLETON ASSET ALLOCATION FUND
Geographic Distribution on 6/30/97
Based on Total Net Assets

Europe                                          39.7%
North America                                   29.8%
Latin America                                   12.8%
Australia/New Zealand                            5.8%
Asia                                             5.4%
Short-Term Obligations & Other Net Assets        6.5%

It is important to remember that investments in foreign securities involve special risks including changes in currency values, market price swings, and economic, social, and political developments in the countries where the portfolios are invested. Developing markets involve similar but higher risks related to the smaller size and lesser liquidity of those markets. These risks are discussed in the prospectus.

We thank you for investing in the Templeton Asset Allocation Fund, and welcome any comments or suggestions you may have.

Sincerely,


/s/ Gary R. Clemons

Gary R. Clemons
Portfolio Manager
Templeton Asset Allocation Fund



/s/ Thomas Latta

Thomas Latta
Portfolio Manager
Templeton Asset Allocation Fund



TEMPLETON ASSET
ALLOCATION FUND
Top 10 Holdings on 6/30/97
Based on Total Net Assets


COMPANY,
INDUSTRY,                                                % OF TOTAL
COUNTRY                                                  NET ASSETS
-------------------------------------------------------------------
U.S. TREASURY NOTE,
6.25%, 8/31/2000
GOVERNMENT BOND, U.S.                                       3.1%

PHILIPS ELECTRONICS NV
ELECTRICAL & ELECTRONICS,
NETHERLANDS                                                 3.0%

U.S. TREASURY NOTE,
6.125%, 7/31/2000
GOVERNMENT BOND, U.S.                                       2.4%

TELEBRAS-TELECOMUNICACOES
BRASILEIRAS SA, PFD., ADR
TELECOMMUNICATIONS, BRAZIL                                  1.9%

KVAERNER INDUSTRIER AS, B
TRANSPORTATION, NORWAY                                      1.7%

ZUERICH VERSICHERUNG, NEW
INSURANCE, SWITZERLAND                                      1.7%

BRITISH GAS PLC
UTILITIES ELECTRICAL & GAS,
UNITED KINGDOM                                              1.7%

ALCATEL ALSTHOM SA
ELECTRICAL & ELECTRONICS,
FRANCE                                                      1.7%

U.S. TREASURY BOND,
6.375%, 8/15/02
GOVERNMENT BOND, U.S.                                      1.6%

TELEFONICA DE ARGENTINA SA,
B, ADR, TELECOMMUNICATIONS,
ARGENTINA                                                  1.6%


For a complete list of portfolio holdings, please see page 50 of this report.

PERFORMANCE SUMMARY

CLASS 1




Templeton Asset Allocation Fund - Class 1 delivered a total return of 15.32% for the six-month period ended June 30, 1997. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results. Past expense reductions by the manager increased returns. Performance data is historical and cannot predict or guarantee future results.

NOTE: PERFORMANCE REFLECTS THE FUND'S CLASS 1 OPERATING EXPENSES, BUT DOES NOT INCLUDE ANY FEES, EXPENSES, OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER. THESE CHARGES AND DEDUCTIONS, PARTICULARLY FOR VARIABLE LIFE POLICIES, CAN HAVE A SIGNIFICANT EFFECT ON CONTRACT VALUES AND INSURANCE BENEFITS. FOR A COMPLETE DESCRIPTION OF EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES, PLEASE REFER TO THE CONTRACT PROSPECTUS PROVIDED BY THE INSURANCE COMPANY.


TEMPLETON ASSET ALLOCATION FUND - CLASS 1
PERIODS ENDED 6/30/97

                                                                       SINCE
                                                                       INCEPTION
                                                   1-YEAR     5-YEAR   (8/24/88)
--------------------------------------------------------------------------------
Average Annual Total Return                         26.67%     15.69%     13.39%

Cumulative Total Return                             26.67%    107.26%    203.94%

Value of $10,000 Investment                       $12,667    $20,726    $30,394

                             6/30/93    6/30/94    6/30/95    6/30/96    6/30/97
--------------------------------------------------------------------------------
One-Year Total Return         11.56%      8.70%     13.90%     18.46%     26.67%


Investment return and the value of your principal will go up and down with market conditions, currencies and the economic, social, and political climates of the countries where investments are made. Emerging markets involve similar but higher risks related to the smaller size and lesser liquidity of those markets. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

TEMPLETON BOND FUND
Geographic Distribution on 6/30/97
Based on Total Net Assets


[PIE CHART GRAPH APPEARS HERE]

North America           35.1%
Europe                  34.3%
Latin America           16.3%
Australia/New Zealand    4.0%
Asia and Short-Term
Obligations &
Other Net Assets        10.3%


TEMPLETON BOND FUND

Investment Objective: The Templeton Bond Fund seeks high current income. The Fund seeks to achieve its objective through a flexible policy of investing primarily in debt securities of companies, governments and government agencies of various nations throughout the world.


During the six months under review, global fixed-income markets were volatile and not particularly favorable for U.S. dollar-based bond investors. In our opinion, the origin of this volatility was the rapidly expanding U.S. economy. As evidenced by strong economic growth in the fourth quarter of 1996, the U.S. appeared to have entered a short-term boom. With unemployment standing at 5.3% on December 31, 1996, many investors were concerned about the possibility of higher wages and rising interest rates, and by the middle of February, they began to sell bonds. The economy strengthened during the first quarter of 1997, and on March 25th, the Federal Reserve Board (the Fed) raised the federal funds rate from 5.25% to 5.50%. By April 14th, the 10-year U.S. Treasury bond, which had been yielding 6.28% on February 18th, was yielding 6.98%.F

Foreign interest rates are strongly influenced by movements in U.S. rates, and the 10-year German government bond's yield climbed from 5.47% on February 18th, to 6.03% on April 3rd. Another effect of higher U.S. rates was a surge in the value of the U.S. dollar. Nearly every major foreign currency depreciated in dollar-terms, with the appreciation of the U.S. dollar most pronounced against European currencies, particularly the German mark.

In May and June, reports of decreased consumer spending indicated that the U.S. economy had slowed down. The Fed left monetary policy unchanged throughout the remainder of the period, and bond markets began to recover as U.S. and European interest rates fell.

Responding to these conditions, we attempted to reduce the Fund's sensitivity to interest rate changes by shortening the average maturity of our holdings. At the beginning of the reporting period, the average maturity was 5.0 years, and by June 30, 1997, it was 3.8 years. We also sought to decrease the Fund's exposure to depreciating currencies by the greater use of foreign currency hedges. As a result, our net exposure to the U.S. dollar increased from 46.1% of total net assets on December 31, 1996, to 73.3% by the end of the reporting period.

On June 30, 1997, 90.3% of the Fund's portfolio was invested in bonds and 9.7% in short-term obligations and other net assets. The portfolio consisted primarily of investment-grade securities, as rated by one of the nationally recognized rating services, or of non-rated securities we judged to be equivalent in quality. At the end of the period, 76.4% of the portfolio's debt securities were graded AA or higher, 4.2% were A or BBB, 15.2% were below investment grade, and 4.2% were not rated. The lower-rated bonds represented obligations of Argentina, Brazil, Mexico, and Venezuela.

Looking forward, we believe that robust worldwide economic activity poses risks for global bond investors. It is difficult to find a country where economic growth is not increasing. Although this could result in higher interest rates during the remainder of 1997, inflation may remain under control, which could keep these hikes to a minimum.

This discussion reflects the strategies we employed for the Fund during the six months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.


TEMPLETON BOND FUND
PORTFOLIO BREAKDOWN ON 6/30/97


                                                        % OF TOTAL
                                                        NET ASSETS
--------------------------------------------------------------------------------
GOVERNMENT BONDS                                           82.2%

CORPORATE BONDS                                             8.1%

SHORT-TERM OBLIGATIONS
AND OTHER NET ASSETS                                        9.7%

For a complete list of portfolio holdings, please see page 57 of this report.

It is important to remember that the Fund may invest in lower-rated "junk bonds," which have higher credit risks. Investments in foreign securities involve special risks including changes in currency values, market price swings, and economic, social, and political developments in the countries where the portfolios are invested. Developing markets involve similar but higher risks related to the smaller size and lesser liquidity of those markets. These risks are discussed in the prospectus.

We thank you for investing in the Templeton Bond Fund, and welcome any comments or suggestions you may have.

Sincerely,


/s/ Thomas Latta

Thomas Latta
Portfolio Manager
Templeton Bond Fund

PERFORMANCE SUMMARY


Templeton Bond Fund - Class 1 delivered a total return of 0.38% for the six-month period ended June 30, 1997. Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns which can be significant; they are not the same as year-by-year results. Past expense reductions by the manager increased returns. Performance data is historical and cannot predict or guarantee future results.

NOTE: PERFORMANCE REFLECTS THE FUND'S OPERATING EXPENSES, BUT DOES NOT INCLUDE ANY FEES, EXPENSES, OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER. THESE CHARGES AND DEDUCTIONS, PARTICULARLY FOR VARIABLE LIFE POLICIES, CAN HAVE A SIGNIFICANT EFFECT ON CONTRACT VALUES AND INSURANCE BENEFITS. FOR A COMPLETE DESCRIPTION OF EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES, PLEASE REFER TO THE CONTRACT PROSPECTUS PROVIDED BY THE INSURANCE COMPANY.


TEMPLETON BOND FUND
PERIODS ENDED 6/30/97

                                                                         SINCE
                                                                       INCEPTION
                                              1-YEAR       5-YEAR      (8/24/88)
--------------------------------------------------------------------------------
Average Annual Total Return                    8.29%        6.75%         7.58%

Cumulative Total Return                        8.29%       38.61%        90.90%


Investment return and the value of your principal will go up and down with market conditions, currencies and the economic, social, and political climates of the countries where investments are made. Emerging markets involve similar but higher risks related to the smaller size and lesser liquidity of those markets. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

TEMPLETON MONEY MARKET FUND


Investment Objective: The Templeton Money Market Fund seeks current income, stability of principal, and liquidity by investing in money market instruments with maturities not exceeding 397 days. The Fund may invest in short-term U.S. government securities, certificates of deposit, time deposits, bankers' acceptances, commercial paper and repurchase agreements.*


On June 30, 1997, the Fund's 7-day annualized yield was 4.97%, the 30-day annualized yield was 5.32%, and the average maturity of the portfolio was 17.27 days. Government agency paper represented 56.9% of the portfolio, 38.6% was invested in repurchase agreements collateralized by U.S. Treasury notes, and 4.5% was in short-term obligations and other assets.

U.S. money markets experienced some volatility during the six months under review. Despite the fact that short-term interest rates ended the period close to where they began, they rose during most of the reporting period. In our view, the origin of this volatility was the rapidly expanding U.S. economy. Strong economic growth and relatively low unemployment at the end of 1996 contributed to investor concerns about the possibility of higher interest rates. In fact, the economy did strengthen during the first part of 1997, and the Federal Reserve Board (the Fed) increased the federal funds rate from 5.25% to 5.50% on March 25th. Shortly thereafter, however, the economy showed signs of slowing, and since inflation apparently remained in check, the Federal Open Market Committee left monetary policy unchanged throughout the remainder of the period.

We believe that the Fed may tighten monetary policy to some degree before the end of 1997 if it perceives evidence of excessive economic growth. Anticipating future interest-rate hikes, we intend to keep the Fund's portfolio in diversified and highly liquid investments with a relatively short average maturity.

*Please remember that an investment in the Fund is neither insured nor guaranteed by the U.S. Government. The portfolio attempts to maintain a stable net asset value of $1.00 per share, but there can be no assurance that it will.

This discussion reflects the strategies we employed for the Fund during the six months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

We thank you for investing in the Templeton Money Market Fund, and welcome any comments or suggestions you may have.

Sincerely,


/s/ Thomas Latta

Thomas Latta
Portfolio Manager
Templeton Money Market Fund

A WORD ABOUT RISK:


All of the portfolios are subject to certain risks. Generally, investments offering the potential for higher returns are accompanied by a higher degree of risk. Stocks, and other equities representing an ownership interest in a corporation, have historically outperformed other asset classes over the long term but tend to fluctuate more dramatically over the shorter term. Bonds, and other debt obligations, are affected by changes in interest rates and the creditworthiness of their issuers. High yield, lower-rated ("junk") bonds generally have greater price swings and higher default risks. Foreign investing, especially in developing countries, has additional risks such as changes in currency values and market price swings and political or social instability. These, and other risks to which particular portfolios may be subject, such as specialized industry sectors or use of complex securities, are discussed in the Fund's prospectus. Your investment representative can help you determine which portfolios may be right for you.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Financial Highlights

PER SHARE OPERATING PERFORMANCE - CLASS 1
(For a share outstanding throughout the period)

                                                SIX MONTHS
                                                  ENDED                               YEAR ENDED DECEMBER 31
                                              JUNE 30, 1997           ------------------------------------------------------
                                               (UNAUDITED)         1996          1995          1994          1993          1992
                                             ----------------    ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of period.......       $22.88          $20.83        $16.94        $17.53        $13.33        $12.72
                                                --------        ----- ---     ----- ---     ----- ---     ----- ---     ----- ---
Income from investment operations:
    Net investment income..................          .36             .41           .40           .26           .23           .25
    Net realized and unrealized gain
      (loss)...............................         2.81            3.88          3.80          (.64)         4.23           .64
                                                --------        ----- ---     ----- ---     ----- ---     ----- ---     ----- ---
Total from investment operations...........         3.17            4.29          4.20          (.38)         4.46           .89
                                                --------        ----- ---     ----- ---     ----- ---     ----- ---     ----- ---
Distributions:
    Dividends from net investment income...         (.40)           (.40)         (.27)         (.21)         (.25)         (.28)
    Distributions from net realized
      gains................................        (1.87)          (1.84)         (.04)        --             (.01)        --
                                                 --------       ----- ---     ----- ---     ----- ---     ----- ---     ----- ---
Total distributions........................        (2.27)          (2.24)         (.31)         (.21)         (.26)         (.28)
                                                 --------       ----- ---     ----- ---     ----- ---     ----- ---     ----- ---
Change in net asset value..................          .90            2.05          3.89          (.59)         4.20           .61
                                                --------        ----- ---     ----- ---     ----- ---     ----- ---     ----- ---
Net asset value, end of period.............       $23.78          $22.88        $20.83        $16.94        $17.53        $13.33
                                                ========         ========      ========      ========      ========      ========
TOTAL RETURN*..............................        14.73%          22.48%        25.24%        (2.20)%       34.00%         7.12%
RATIOS /SUPPLEMENTAL DATA
Net assets, end of period (000)...........   .  $767,571            $644,366      $498,777      $378,849      $298,392      $166,219
Ratio of expenses to average net assets....          .73%**          .65%          .66%          .73%          .73%          .75%
Ratio of net investment income to average
  net assets...............................         3.40%**         2.06%         2.18%         1.81%         1.88%         2.36%
Portfolio turnover rate....................        15.43%          23.40%        33.93%         5.10%         4.88%         8.10%
Average commission rate paid (per share)...         $.0084          $.0090

*Total return does not include deductions at the Fund or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract for which the Fund serves as an underlying investment vehicle. Not annualized for periods of less than one year.
**Annualized.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Financial Highlights (continued)

PER SHARE OPERATING PERFORMANCE - CLASS 2
(For a share outstanding throughout the period)

                                                                 FOR THE PERIOD
                                                                   MAY 1, 1997+
                                                                     THROUGH
                                                                  JUNE 30, 1997
                                                                   (UNAUDITED)
                                                                 --------------
Net asset value, beginning of period............................       $21.51
                                                                    ---------
Income from investment operations:
    Net investment income.......................................          .07
    Net realized and unrealized gain............................         2.20
                                                                    ---------
Total from investment operations................................         2.27
                                                                    ---------
Net asset value, end of period..................................       $23.78
                                                                    =========
TOTAL RETURN*...................................................        10.55%
RATIOS /SUPPLEMENTAL DATA
Net assets, end of period (000).................................       $3,511
Ratio of expenses to average net assets.........................       1.16%**
Ratio of net investment income to average net assets............       3.91%**
Portfolio turnover rate.........................................       15.43%
Average commission rate paid (per share)........................       $.0084

*Total return does not include deductions at the Fund or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract for which the Fund serves as an underlying investment vehicle. Not annualized for periods of less than one year.
**Annualized.
+Commencement of offering of sales.

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
INVESTMENT PORTFOLIO, JUNE 30, 1997 (UNAUDITED)

                    INDUSTRY                            ISSUE                                        SHARES           VALUE
            -------------------------------------------------------------------------------------------------------------------
                                    COMMON STOCKS  89.6%
            APPLIANCES & HOUSEHOLD DURABLES  1.1%
                                    Sony Corp. ..................................                       94,000     $  8,193,526
                                                                                                                   ------------
            AUTOMOBILES  3.3%
                                    Ciadea SA....................................                    1,296,500        5,575,786
                                    Fiat SpA.....................................                    2,058,000        7,399,306
                                    Ford Motor Co. ..............................                      130,000        4,907,500
                                    Volvo AB, B..................................                      290,500        7,773,706
                                                                                                                   ------------
                                                                                                                     25,656,298
                                                                                                                   ------------
            BANKING  8.7%
                                    Banco Bilbao Vizcaya.........................                       73,200        5,946,413
                                    Banco Bradesco SA BBD, ADR...................                      659,800        6,649,789
                                    Banque Nationale de Paris....................                      181,204        7,468,070
                                    Banque Nationale de Paris, ADR, 144A.........                       10,600          436,864
                                    CS Holdings, br. ............................                       40,000        5,135,228
                                    Deutsche Bank AG.............................                      128,000        7,516,027
                                    HSBC Holdings PLC............................                      466,562       14,031,849
                                    National Australia Bank Ltd. ................                      332,376        4,760,705
                                 *  Philippine National Bank.....................                      815,925        5,537,253
                                    PT Bank Bali, fgn. ..........................                      850,500        2,273,129
                                    Unidanmark AS, A.............................                      125,900        7,072,501
                                                                                                                   ------------
                                                                                                                     66,827,828
                                                                                                                   ------------
            BROADCASTING & PUBLISHING  0.7%
                                    News Corp. Ltd. .............................                       96,667          463,475
                                    News Corp. Ltd., ADR.........................                      260,000        5,005,000
                                                                                                                   ------------
                                                                                                                      5,468,475
                                                                                                                   ------------
            BUILDING MATERIALS & COMPONENTS  2.1%
                                    Cie de Saint Gobain..........................                       52,600        7,670,666
                                    Pioneer International Ltd. ..................                    2,273,600        8,789,381
                                                                                                                   ------------
                                                                                                                     16,460,047
                                                                                                                   ------------
            BUSINESS & PUBLIC SERVICES  2.4%
                                    Lex Service PLC..............................                    1,250,000        7,837,349
                                    Waste Management Inc. .......................                      150,000        4,818,750
                                    Wheelabrator Technologies Inc. ..............                      370,000        5,711,875
                                                                                                                   ------------
                                                                                                                     18,367,974
                                                                                                                   ------------
            CHEMICALS  2.7%
                                    Akzo Nobel NV................................                       65,000        8,907,739
                                    Rhone-Poulenc SA, A..........................                      292,716       11,954,301
                                                                                                                   ------------
                                                                                                                     20,862,040
                                                                                                                   ------------
            DATA PROCESSING & REPRODUCTION  2.2%
                                 *  Bay Networks Inc.............................                      217,000        5,764,063
                                 *  Newbridge Networks Corp. ....................                      260,000       11,310,000
                                                                                                                   ------------
                                                                                                                     17,074,063
                                                                                                                   ------------
            ELECTRICAL & ELECTRONICS  5.2%
                                    Alcatel Alsthom SA...........................                      129,835       16,260,582
                                 *  DSC Communications Corp. ....................                      338,600        7,533,850
                                    Hitachi Ltd. ................................                      274,000        3,060,117
                                    Motorola Inc. ...............................                      123,700        9,401,200
                                    Scitex Corp. Ltd. ...........................                      461,400        4,066,088
                                                                                                                   ------------
                                                                                                                     40,321,837
                                                                                                                   ------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
INVESTMENT PORTFOLIO, JUNE 30, 1997 (UNAUDITED) (continued)

                    INDUSTRY                            ISSUE                                        SHARES           VALUE
            -------------------------------------------------------------------------------------------------------------------
                                    COMMON STOCKS (CONT.)
            ELECTRONIC COMPONENTS & INSTRUMENTS  2.1%
                                    BICC.........................................                    1,400,000     $  4,114,973
                                    Intel Corp. .................................                       87,300       12,380,231
                                                                                                                   ------------
                                                                                                                     16,495,204
                                                                                                                   ------------
            ENERGY SOURCES  2.7%
                                    Societe Elf Aquitane SA......................                       92,520        9,981,398
                                    Total SA, B..................................                       97,135        9,818,128
                                    Transportadora de Gas del Sur SA, ADR, B.....                       77,700          971,250
                                                                                                                   ------------
                                                                                                                     20,770,776
                                                                                                                   ------------
            FINANCIAL SERVICES  2.9%
                                    Axa SA.......................................                      110,830        6,893,046
                                    Federal National Mortgage Association .......                      353,600       15,425,800
                                                                                                                   ------------
                                                                                                                     22,318,846
                                                                                                                   ------------
            FOOD & HOUSEHOLD PRODUCTS  1.7%
                                    Burns Philp & Co. Ltd. ......................                    3,177,503        5,901,948
                                    Oshawa Group Ltd. ...........................                      454,900        6,951,870
                                                                                                                   ------------
                                                                                                                     12,853,818
                                                                                                                   ------------
            FOREST PRODUCTS & PAPER  3.4%
                                 *  Asia Pacific Resources International, A......                      680,000        3,315,000
                                    Assidomaen AB................................                      150,000        4,266,046
                                    Carter Holt Harvey Ltd. .....................                    1,239,126        3,206,791
                                    Enso Gutzeit OY, R...........................                      463,300        4,282,586
                                    Fletcher Challenge Ltd. Forestry Division....                    5,226,124        7,596,678
                                    Stora Kopparbergs Bergslags AB, B............                      225,000        3,664,921
                                                                                                                   ------------
                                                                                                                     26,332,022
                                                                                                                   ------------
            HEALTH & PERSONAL CARE  4.0%
                                    Astra AB, A..................................                      266,664        4,964,077
                                    Astra AB, B..................................                      338,664        5,976,037
                                    Novartis A.G.................................                        6,933       11,079,508
                                    Nycomed ASA, A...............................                      616,200        9,080,063
                                                                                                                   ------------
                                                                                                                     31,099,685
                                                                                                                   ------------
            INDUSTRIAL COMPONENTS  4.0%
                                    BTR PLC......................................                    1,721,500        5,891,326
                                    Exide Corp...................................                      349,100        7,658,381
                                    Goodyear Tire & Rubber Co. ..................                      110,000        6,964,375
                                 *  Graenges AB..................................                      138,000        1,828,582
                                    Madeco Manufacturera de Cobre SA, ADR........                      263,500        6,455,750
                                    Yamato Kogyo Co. Ltd. .......................                      214,000        2,109,938
                                                                                                                   ------------
                                                                                                                     30,908,352
                                                                                                                   ------------
            INSURANCE  7.5%
                                    GIO Australia Holdings Ltd. .................                    3,041,605        9,415,881
                                    HIH Winterthur International Holdings
                                    Ltd. ........................................                    1,659,296        4,009,111
                                    Ing Groep NV.................................                      228,461       10,533,252
                                    Partnerre Ltd. ..............................                      209,000        7,968,125
                                    Reliastar Financial Corp. ...................                      144,000       10,530,000
                                    Torchmark Corp. .............................                       60,000        4,275,000
                                    Zuerich Versicherung, new....................                       28,400       11,297,775
                                                                                                                   ------------
                                                                                                                     58,029,144
                                                                                                                   ------------
            LEISURE & TOURISM  1.7%
                                    Kuoni Reisen Holding AG, B...................                        3,700       12,666,895
                                                                                                                   ------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
INVESTMENT PORTFOLIO, JUNE 30, 1997 (UNAUDITED) (continued)

                    INDUSTRY                            ISSUE                                        SHARES           VALUE
            -------------------------------------------------------------------------------------------------------------------
                                    COMMON STOCKS (CONT.)
            MERCHANDISING  2.3%
                                    David Jones Ltd. ............................                      104,000     $    145,271
                                    Home Depot Inc. .............................                      110,000        7,583,125
                                    House of Fraser PLC..........................                    1,901,700        5,003,724
                                    Macintosh NV.................................                      143,523        2,858,907
                                    Storehouse PLC...............................                      548,000        1,720,228
                                                                                                                   ------------
                                                                                                                     17,311,255
                                                                                                                   ------------
            METALS & MINING  2.4%
                                    Boehler Uddeholm AG..........................                       86,000        6,669,059
                                    Eramet SA....................................                      127,200        5,865,741
                                    Usinas Siderugicas de Minas Gerais, Sponsored
                                    ADR..........................................                      516,500        5,681,500
                                                                                                                   ------------
                                                                                                                     18,216,300
                                                                                                                   ------------
            MULTI-INDUSTRY  4.5%
                                    DESC SA, B...................................                    1,009,000        7,368,673
                                    DESC SA, C...................................                       10,090           72,797
                                    Hutchison Whampoa Ltd........................                      865,600        7,485,860
                                    Inchcape PLC.................................                    1,619,100        7,630,523
                                    Jardine Matheson Holdings Ltd................                      525,369        3,730,120
                                    Jardine Strategic Holdings Ltd...............                      350,048        1,323,181
                                 *  Jardine Strategic Holdings Ltd., wts.........                       38,894           15,363
                                    La Cemento Nacional CA, GDR..................                          400           83,200
                                    La Cemento Nacional CA, GDR, 144A............                        4,600          956,800
                                    Metro Pacific Corp. MDI......................                   23,184,000        5,010,191
                                    Swire Pacific Ltd., B........................                      353,000          535,380
                                                                                                                   ------------
                                                                                                                     34,212,088
                                                                                                                   ------------
            REAL ESTATE  1.9%
                                    National Health Investors Inc................                      203,500        7,987,375
                                    Summit Properties Inc., REIT.................                      337,000        6,950,625
                                                                                                                   ------------
                                                                                                                     14,938,000
                                                                                                                   ------------
            TELECOMMUNICATIONS  9.6%
                                    Jasmine International Public Co. Ltd.,
                                    fgn..........................................                    4,133,000        3,669,523
                                    Nokia AB, A..................................                      102,100        7,707,515
                                    SPT Telecom AS...............................                       52,600        5,514,987
                                    STET (Sta Finanziaria Telefonica Torino)
                                    SpA..........................................                    2,180,000       12,701,059
                                    Telecom Italia SpA...........................                    3,610,800       11,590,511
                                    Telefonica de Argentina SA, B, ADR...........                      291,000       10,075,875
                                    Telefonica de Espana SA......................                      421,500       12,185,884
                                    Telefonos de Mexico SA, L, ADR...............                      221,800       10,590,950
                                                                                                                   ------------
                                                                                                                     74,036,304
                                                                                                                   ------------
            TEXTILES & APPAREL  1.0%
                                    Dawson International PLC.....................                    3,450,000        4,107,895
                                 *  Fruit of the Loom Inc., A....................                      125,000        3,875,000
                                                                                                                   ------------
                                                                                                                      7,982,895
                                                                                                                   ------------
            TRANSPORTATION  3.2%
                                    Air New Zealand Ltd., B......................                    2,955,000        9,032,339
                                    Helikopter Services Group ASA................                      585,000        7,502,865
                                    Koninklijke Nedlloyd NV......................                      291,500        8,420,220
                                                                                                                   ------------
                                                                                                                     24,955,424
                                                                                                                   ------------


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
INVESTMENT PORTFOLIO, JUNE 30, 1997 (UNAUDITED) (continued)

                    INDUSTRY                            ISSUE                                        SHARES           VALUE
            -------------------------------------------------------------------------------------------------------------------
                                    COMMON STOCKS (CONT.)
            UTILITIES ELECTRICAL & GAS  6.3%
                                 *  CEZ..........................................                      100,000     $  2,759,961
                                    Compania Sevillana de Electricidad...........                      275,921        2,846,284
                                    Endesa-Empresa Nacional de Electricidad SA...                      115,000        9,654,225
                                    Evn Energie-Versorgung Niederoesterreich
                                    AG...........................................                       63,600        8,194,072
                                    Hong Kong Electric Holdings Ltd..............                    1,974,500        7,951,725
                                    Iberdrola SA.................................                      706,000        8,911,843
                                    VEBA AG......................................                      140,000        7,907,564
                                                                                                                   ------------
                                                                                                                     48,225,674
                                                                                                                   ------------
            WHOLESALE & INTERNATIONAL TRADE  0.0%
                                    Inchcape Bhd., fgn...........................                       86,000          309,785
                                                                                                                   ------------
                                    TOTAL COMMON STOCKS (COST
                                    $506,283,645)................................                                   690,894,555
                                                                                                                   ------------
                                    PREFERRED STOCKS  2.9%
                                    Jardine Strategic Holdings Ltd., 7.50%,
                                    conv.........................................                    2,831,000        3,496,285
                                    News Corp. Ltd., pfd.........................                      250,067          985,601
                                    News Corp. Ltd., pfd., ADR...................                      130,000        2,031,250
                                    Telebras-Telecomunicacoes Brasileiras SA,
                                    pfd..........................................                  102,000,000       15,529,765
                                                                                                                   ------------
                                    TOTAL PREFERRED STOCKS (COST $7,665,172).....                                    22,042,901
                                                                                                                   ------------

                                                                                                  PRINCIPAL IN
                                                                                                 LOCAL CURRENCY
                                                                                                 --------------
                                    SHORT TERM OBLIGATIONS (COST
                                    $71,156,098)  9.2%
                                    U.S. Treasury Bills, 4.68% to 5.14% with
                                    maturities   to 9/18/97......................    U.S.           71,563,000       71,159,767
                                                                                                                   ------------
                                    TOTAL INVESTMENTS           (COST
                                    $585,104,915)  101.7%........................                                   784,097,223
                                    OTHER ASSETS, LESS LIABILITIES  (1.7%).......                                   (13,014,691)
                                                                                                                   ------------
                                    TOTAL NET ASSETS  100.0%.....................                                  $771,082,532
                                                                                                                   ============

*Non-income producing.

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
Financial Highlights

PER SHARE OPERATING PERFORMANCE - CLASS 1
(For a share outstanding throughout the period)

                                                                                                                   PERIOD FROM
                                              SIX MONTHS                                                           MAY 1, 1992
                                                ENDED                      YEAR ENDED DECEMBER 31                 (COMMENCEMENT
                                            JUNE 30, 1997         ----------------------------------------      OF OPERATIONS) TO
                                             (UNAUDITED)        1996         1995         1994         1993     DECEMBER 31, 1992
                                           ----------------   ---------    ---------    ---------    ---------  -----------------
Net asset value, beginning of period....        $18.40         $15.13       $13.22       $13.83        $9.39         $10.00
                                              --------           ----- ---    ----- ---    ----- ---    ----- ---   ---- --
Income from investment operations:
    Net investment income...............           .37            .43          .23          .12          .10            .06
    Net realized and unrealized gain
      (loss)............................          2.21           3.15         1.83         (.42)        4.34           (.67)
                                              --------           ----- ---    ----- ---    ----- ---    ----- ---   ---- --
Total from investment operations........          2.58           3.58         2.06         (.30)        4.44           (.61)
                                              --------           ----- ---    ----- ---    ----- ---    ----- ---   ---- --
Distributions:
    Dividends from net investment
      income............................          (.51)          (.24)        (.10)        (.08)        --             --
    Distributions from net realized
      gains.............................          (.21)          (.07)        (.05)        (.23)        --             --
                                               --------           ----- ---    ----- ---    ----- ---    ----- ---   ---- --
Total distributions.....................          (.72)          (.31)        (.15)        (.31)        --             --
                                               --------           ----- ---    ----- ---    ----- ---    ----- ---   ---- --
Change in net asset value...............          1.86           3.27         1.91         (.61)        4.44           (.61)
                                              --------           ----- ---    ----- ---    ----- ---    ----- ---   ---- --
Net asset value, end of period..........        $20.26         $18.40       $15.13       $13.22       $13.83          $9.39
                                              ========           ========     ========     ========     ========     ======
TOTAL RETURN*...........................         14.41%         24.04%       15.78%       (2.22)%      47.28%         (6.10)%
RATIOS /SUPPLEMENTAL DATA
Net assets, end of period (000).........      $887,113         $682,984     $353,141     $150,090     $43,877      $7,050
Ratio of expenses to average net
  assets................................           .73%**         .65%         .71%         .83%         .95%          1.40%**
Ratio of expenses, net of reimbursement,
  to average net assets.................           .73%**         .65%         .71%         .83%         .95%          1.00%**
Ratio of net investment income to
  average net assets....................          4.36%**        3.23%        2.36%        1.89%        1.62%          1.76%**
Portfolio turnover rate.................         12.65%          9.46%        5.19%        6.32%       15.65%          4.50%
Average commission rate paid (per
  share)................................          $.0009         $.0035

*Total return does not include deductions at the Fund or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract for which the Fund serves as an underlying investment vehicle. Not annualized for periods of less than one year.
**Annualized.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
Financial Highlights (continued)

PER SHARE OPERATING PERFORMANCE - CLASS 2
(For a share outstanding throughout the period)

                                                                 FOR THE PERIOD
                                                                   MAY 1, 1997+
                                                                      THROUGH
                                                                  JUNE 30, 1997
                                                                    (UNAUDITED)
                                                                 --------------
Net asset value, beginning of period...........................       $18.48
                                                                 --------------
Income from investment operations:
    Net investment income......................................          .06
    Net realized and unrealized gain...........................         1.71
                                                                 --------------
Total from investment operations...............................         1.77
                                                                 --------------
Net asset value, end of period.................................       $20.25
                                                                 ==============
TOTAL RETURN*..................................................         9.58%
RATIOS /SUPPLEMENTAL DATA
Net assets, end of period (000)................................       $2,668
Ratio of expenses to average net assets........................        1.14%**
Ratio of net investment income to average net assets...........        3.86%**
Portfolio turnover rate........................................       12.65%
Average commission rate paid (per share).......................      $.0009

*Total return does not include deductions at the Fund or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract for which the Fund serves as an underlying investment vehicle. Not annualized for periods of less than one year.
**Annualized.
+Commencement of offering of sales.

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
INVESTMENT PORTFOLIO, JUNE 30, 1997 (UNAUDITED)

                    INDUSTRY                            ISSUE                                        SHARES           VALUE
            -------------------------------------------------------------------------------------------------------------------
                                    COMMON STOCKS  86.0%
            AEROSPACE & MILITARY TECHNICAL SYSTEMS  0.2%
                                    Hong Kong Aircraft Engineering Co. Ltd.......                      469,200     $  1,707,878
                                                                                                                   ------------
            APPLIANCES & HOUSEHOLD DURABLES  0.4%
                                    Email Ltd....................................                      441,466        1,579,974
                                    Sony Corp....................................                       21,000        1,830,469
                                                                                                                   ------------
                                                                                                                      3,410,443
                                                                                                                   ------------
            AUTOMOBILES  4.7%
                                    Fiat SpA.....................................                    2,775,000        9,977,198
                                 *  Regie Nationale des Usines Renault SA........                      296,000        7,489,782
                                    Volkswagen AG................................                       15,600       11,825,907
                                    Volvo AB, B..................................                      455,000       12,175,684
                                                                                                                   ------------
                                                                                                                     41,468,571
                                                                                                                   ------------
            BANKING  11.7%
                                    Argentaria Corporacion Bancaria de Espana
                                    SA...........................................                      135,600        7,592,128
                                    Banco Popular Espanol SA.....................                       16,000        3,919,919
                                    Bangkok Bank Public Co. Ltd., fgn............                      373,800        2,568,477
                                    Banque Nationale de Paris....................                      185,000        7,624,517
                                    Banque Nationale de Paris, ADR, 144A.........                       11,800          486,321
                                    Canadian Imperial Bank of Commerce...........                      320,000        8,064,014
                                    Credicorp, Ltd...............................                      213,600        4,699,200
                                    Credit Suisse Group, reg.....................                       10,000        1,283,807
                                    Daegu Bank Co. Ltd...........................                       42,000          360,013
                                 *  Daegu Bank Co. Ltd., rts.....................                       14,628           23,255
                                    Den Norske Bank..............................                    1,880,000        7,361,786
                                    Foreningssparbanken AB, A, 144A..............                      152,000        3,379,743
                                    HSBC Holdings PLC............................                       35,800       10,766,848
                                    Merita Ltd., A...............................                    3,400,000       11,130,904
                                    National Bank of Canada......................                      440,000        5,512,147
                                    National Westminster Bank PLC................                      777,299       10,452,613
                                    PT Bank Pan Indonesia........................                      500,000          328,947
                                 *  PT Bank Pan Indonesia, rts...................                      250,000           41,118
                                    PT Bank Bali, fgn............................                    1,550,500        4,144,017
                                    Shinhan Bank Co. Ltd.........................                       30,600          450,601
                                    Svenska Handelsbanken, A.....................                       48,000        1,526,469
                                 *  Unibanco Uniao de Bancos Brasileiros SA,
                                    GDR..........................................                       99,500        3,693,930
                                    Unidanmark AS, A.............................                      150,000        8,426,332
                                                                                                                   ------------
                                                                                                                    103,837,106
                                                                                                                   ------------
            BROADCASTING & PUBLISHING  0.3%
                                    News Corp. Ltd., ADR.........................                      125,200        2,410,100
                                                                                                                   ------------
            BUILDING MATERIALS & COMPONENTS  0.3%
                                    Cie de Saint Gobain..........................                       18,517        2,700,337
                                                                                                                   ------------
            CHEMICALS  4.4%
                                    Akzo Nobel NV................................                       29,000        3,974,222
                                    Courtaulds PLC...............................                    1,880,000       10,582,025
                                    European Vinyls Corp. (EVC) International
                                    NV...........................................                       45,000        1,139,386
                                    Kemira OY, 144A..............................                      563,632        5,318,563
                                    Rhone-Poulenc SA, A..........................                      279,800       11,426,821
                                    Sentrachem Ltd...............................                    3,760,000        6,629,932
                                                                                                                   ------------
                                                                                                                     39,070,949
                                                                                                                   ------------
            DATA PROCESSING & REPRODUCTION  0.9%
                                 *  Newbridge Networks Corp......................                      180,000        7,830,000
                                                                                                                   ------------
            ELECTRICAL & ELECTRONICS  3.7%
                                    ABB AG, br...................................                        4,000        6,052,722
                                    Alcatel Alsthom SA...........................                       36,000        4,508,653

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
INVESTMENT PORTFOLIO, JUNE 30, 1997 (UNAUDITED) (continued)

                    INDUSTRY                            ISSUE                                        SHARES           VALUE
            -------------------------------------------------------------------------------------------------------------------
                                    COMMON STOCKS (CONT.)
            ELECTRICAL & ELECTRONICS (CONT.)
                                    Hitachi Ltd..................................                      500,000     $  5,584,155
                                    Philips Electronics NV.......................                      218,000       15,615,059
                                    Tadiran Ltd., ADR............................                       28,240          808,370
                                                                                                                   ------------
                                                                                                                     32,568,959
                                                                                                                   ------------
            ELECTRONIC COMPONENTS & INSTRUMENTS  0.8%
                                    BICC.........................................                    2,280,000        6,701,527
                                                                                                                   ------------
            ENERGY SOURCES  2.6%
                                    Societe Elf Aquitane SA......................                       87,200        9,407,457
                                    Total SA, B..................................                       70,000        7,075,399
                                    YPF Sociedad Anonima, ADR....................                      228,600        7,029,450
                                                                                                                   ------------
                                                                                                                     23,512,306
                                                                                                                   ------------
            FINANCIAL SERVICES  3.1%
                                    Axa SA.......................................                      208,300       12,955,170
                                    Julius Baer Holdings AG......................                        5,100        7,804,519
                                    Korea Fund Inc...............................                       47,229          696,628
                                    Leichtenstein Global Trust AG................                        6,500        3,983,225
                                    London Pacific Group Ltd.....................                       23,600           81,943
                                    Peregrine Investments Holdings Ltd...........                    1,151,000        2,369,658
                                                                                                                   ------------
                                                                                                                     27,891,143
                                                                                                                   ------------
            FOOD & HOUSEHOLD PRODUCTS  0.8%
                                    Northern Foods PLC...........................                    2,183,100        7,234,707
                                                                                                                   ------------
            FOREST PRODUCTS & PAPER  5.9%
                                 *  Asia Pulp & Paper Co. Ltd., ADR..............                      369,600        5,590,200
                                    Assidomaen AB................................                      135,100        3,842,286
                                    Cartiere Burgo SpA...........................                      571,600        3,176,527
                                    Enso OY, R...................................                      400,000        3,697,463
                                    Fletcher Challenge Ltd. Forestry Division....                    6,166,000        8,962,879
                                    Metsa Serla OY, B............................                      402,250        3,276,718
                                    Munksjo AB...................................                       70,000          719,411
                                    Norske Skogindustrier AS, A..................                      176,400        6,077,198
                                    Sappi Ltd....................................                      422,354        3,816,732
                                    Stora Kopparbergs Bergslags AB, B............                      300,000        4,886,562
                                    UPM-Kymmene Corp.............................                      351,000        8,246,498
                                                                                                                   ------------
                                                                                                                     52,292,474
                                                                                                                   ------------
            HEALTH & PERSONAL CARE  2.2%
                                    Astra AB, A..................................                       80,000        1,489,238
                                    Astra AB, B..................................                      138,667        2,446,901
                                    Novartis AG..................................                        4,267        6,817,421
                                    Nycomed ASA, A...............................                       66,700          982,863
                                    Nycomed ASA, B...............................                      265,000        3,778,380
                                    Pharmacia & Upjohn...........................                      119,800        4,163,050
                                                                                                                   ------------
                                                                                                                     19,677,853
                                                                                                                   ------------
            INDUSTRIAL COMPONENTS  1.7%
                                    BTR PLC......................................                    2,510,000        8,589,735
                                    SKF AB, B....................................                      193,900        5,013,251
                                    Yamato Kogyo Co. Ltd.........................                      135,000        1,331,036
                                                                                                                   ------------
                                                                                                                     14,934,022
                                                                                                                   ------------
            INSURANCE  7.9%
                                 *  Baloise-Holding..............................                        1,600        3,812,393
                                    GIO Australia Holdings Ltd...................                    3,280,000       10,153,879
                                    INA-Istituto Nazionale Delle Assicurazioni
                                    SpA..........................................                    5,350,000        8,103,389
                                    Ing Groep NV.................................                      112,500        5,186,841

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
INVESTMENT PORTFOLIO, JUNE 30, 1997 (UNAUDITED) (continued)

                    INDUSTRY                            ISSUE                                        SHARES           VALUE
            -------------------------------------------------------------------------------------------------------------------
                                    COMMON STOCKS (CONT.)
            INSURANCE (CONT.)
                                    London Insurance Group Inc...................                      100,000     $  1,926,210
                                    Partnerre Ltd................................                      269,000       10,255,625
                                    Scor.........................................                      116,174        4,677,245
                                    Skandia Foersaekrings AB, free...............                      318,300       11,727,167
                                    Zuerich Versicherung, new....................                       37,000       14,718,932
                                                                                                                   ------------
                                                                                                                     70,561,681
                                                                                                                   ------------
            MERCHANDISING  3.2%
                                    Cifra SA, B..................................                    2,470,000        4,602,871
                                    Cifra SA de CV, A............................                      302,100          558,402
                                    Dairy Farm International Holdings Ltd........                      839,000          629,250
                                    David Jones Ltd..............................                    2,225,500        3,108,663
                                    Koninklijke Bijenkorf Beheer NV (KBB)........                       80,300        5,616,786
                                    Safeway PLC..................................                    1,200,000        6,944,329
                                    Storehouse PLC...............................                    2,225,000        6,984,504
                                                                                                                   ------------
                                                                                                                     28,444,805
                                                                                                                   ------------
            METALS & MINING  4.4%
                                    Boehler Uddeholm AG..........................                       27,210        2,110,059
                                    Boehler Uddeholm AG, 144A....................                       33,800        2,621,095
                                    British Steel PLC............................                    1,624,000        4,029,642
                                    Companhia Siderurgica Nacional...............                   12,700,000          418,792
                                    Maanshan Iron & Steel Co. Ltd., H............                    1,000,000          209,105
                                    Pechiney SA, A...............................                      134,145        5,284,355
                                    Pohang Iron & Steel Co. Ltd..................                       44,080        4,494,894
                                    Rustenburg Platinum Holdings Ltd Ord. ZAR
                                    10...........................................                      518,809        9,491,106
                                    Usinas Siderugicas de Minas Gerais, Sponsored
                                    ADR..........................................                      288,800        3,176,800
                                    Vale do Rio Doce, ADR........................                      335,000        7,409,177
                                                                                                                   ------------
                                                                                                                     39,245,025
                                                                                                                   ------------
            MULTI-INDUSTRY  4.2%
                                    Alfa SA de CV, A.............................                    1,400,000        9,554,268
                                    Cheung Kong Holdings Ltd.....................                      850,000        8,393,247
                                    Harrisons & Crosfield PLC....................                    3,250,000        6,007,594
                                    Hutchison Whampoa Ltd........................                      600,000        5,188,905
                                    Jardine Matheson Holdings Ltd................                      566,800        4,024,280
                                    Jardine Strategic Holdings Ltd...............                      225,000          850,500
                                    Swire Pacific Ltd., A........................                      400,000        3,601,255
                                                                                                                   ------------
                                                                                                                     37,620,049
                                                                                                                   ------------
            REAL ESTATE  0.7%
                                    Fastighets AB Tornet, A......................                       15,200          178,812
                                    Hang Lung Development Co. Ltd................                       87,000          159,462
                                    New Asia Realty and Trust Co. Ltd., A........                    1,592,000        6,288,023
                                                                                                                   ------------
                                                                                                                      6,626,297
                                                                                                                   ------------
            RECREATION & OTHER CONSUMER GOODS  0.1%
                                    SMH AG, br...................................                        1,800        1,027,867
                                                                                                                   ------------
            TELECOMMUNICATIONS  10.2%
                                    British Telecommunications PLC...............                      980,000        7,278,722
                                    Cpt-Telefonica del Peru SA, B................                    3,000,000        7,883,129
                                    Cpt-Telefonica del Peru SA, ADR, B...........                       29,000          759,438
                                    Hong Kong Telecommunications Ltd.............                    2,154,631        5,145,105
                                    Koninklijke PTT Nederland....................                      259,420       10,176,443
                                    Nokia AB, A..................................                      197,300       14,894,150
                                    STET (Sta Finanziaria Telefonica Torino) SpA,
                                    di Risp......................................                      950,000        3,290,397
                                    Tele Danmark AS, B...........................                      123,750        6,429,878
                                    Telecom Italia SpA, di Risp..................                    4,850,000        9,703,425
                                    Telefonica de Argentina SA, B, ADR...........                      299,800       10,380,575

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
INVESTMENT PORTFOLIO, JUNE 30, 1997 (UNAUDITED) (continued)

                    INDUSTRY                            ISSUE                                        SHARES           VALUE
            -------------------------------------------------------------------------------------------------------------------
                                    COMMON STOCKS (CONT.)
            TELECOMMUNICATIONS (CONT.)
                                    Telefonica de Espana SA, ADR.................                       70,000     $  6,037,500
                                    Telefonos de Mexico SA, L, ADR...............                      191,300        9,134,575
                                                                                                                   ------------
                                                                                                                     91,113,337
                                                                                                                   ------------
            TRANSPORTATION  1.3%
                                    Koninklijke Nedlloyd NV......................                      216,300        6,248,006
                                    Qantas Airways Ltd., ADR, 144A...............                      231,900        5,271,087
                                                                                                                   ------------
                                                                                                                     11,519,093
                                                                                                                   ------------
            UTILITIES ELECTRICAL & GAS  9.4%
                                    Australian Gas & Light Company...............                    1,000,000        5,889,370
                                    British Gas PLC..............................                    2,715,000        9,992,090
                                 *  Centrica PLC.................................                    1,870,000        2,281,095
                                 *  CEZ..........................................                       19,000          524,393
                                    Compania Sevillana de Electricidad...........                      323,029        3,332,230
                                    Electricas Reunidas de Zaragoza..............                       41,250        1,730,064
                                    Endesa-Empresa Nacional de Electricidad SA,
                                    ADR..........................................                       60,000        5,103,750
                                    Evn Energie-Versorgung Niederoesterreich
                                    AG...........................................                       48,600        6,261,508
                                    HongKong Electric Holdings Ltd...............                    2,431,000        9,790,146
                                    Iberdrola SA.................................                      626,500        7,908,314
                                    Korea Electric Power Corp....................                      216,000        6,445,946
                                    National Grid Holdings PLC...................                    1,122,100        4,101,666
                                    National Power PLC...........................                      516,000        4,485,537
                                    Shandong Huaneng Power.......................                      100,000        1,075,000
                                    Thames Water Group PLC.......................                      815,315        9,415,993
                                    VEBA AG......................................                       98,000        5,535,294
                                                                                                                   ------------
                                                                                                                     83,872,396
                                                                                                                   ------------
            WHOLESALE & INTERNATIONAL TRADE  0.9%
                                    Brierley Investments Ltd.....................                    8,410,000        8,226,000
                                                                                                                   ------------
                                    TOTAL COMMON STOCKS (COST
                                    $606,904,941)................................                                   765,504,925
                                                                                                                   ------------
                                    PREFERRED STOCKS  5.2%
                                    Banco Bradesco SA, pfd.......................                  570,800,000        5,752,802
                                 *  Bank Austria AG, new, pfd., 144A.............                      460,000       14,105,516
                                 *  Lojas Americanas SA, pfd.....................                  312,058,451        4,232,087
                                    News Corp. Ltd., pfd., ADR...................                      221,100        3,454,688
                                    Teleras-Telecomunicacoes Brasileiras SA,
                                    pfd..........................................                    4,866,533          738,196
                                    Telebras-Telecomunicacoes Brasileiras SA,
                                    pfd., ADR....................................                      116,100       17,618,175
                                                                                                                   ------------
                                    TOTAL PREFERRED STOCKS (COST
                                    $19,331,604).................................                                    45,901,464
                                                                                                                   ------------

                                                                                                  PRINCIPAL IN
                                                                                                 LOCAL CURRENCY
                                                                                                 --------------
                                    SHORT TERM OBLIGATIONS (COST
                                    $75,846,083)  8.5%
                                    U.S. Treasury Bills, 4.81% to 5.12% with
                                    maturities   to 9/25/97......................     U.S.          76,516,000       75,844,128
                                                                                                                   ------------
                                    TOTAL INVESTMENT
                                    (COST $702,082,628)  99.7%...................                                   887,250,517
                                    OTHER ASSETS, LESS LIABILITIES  0.3%.........                                     2,530,809
                                                                                                                   ------------
                                    TOTAL NET ASSETS  100.0%.....................                                  $889,781,326
                                                                                                                   ============

*Non-income producing.

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
Financial Highlights

PER SHARE OPERATING PERFORMANCE - CLASS 1
(For a share outstanding throughout the period)

                                                                        SIX MONTHS         MARCH 4, 1996
                                                                          ENDED            (COMMENCEMENT
                                                                       JUNE 30, 1997      OF OPERATIONS) TO
                                                                        (UNAUDITED)       DECEMBER 31, 1996
                                                                      ----------------    -----------------
Net asset value, beginning of period.................................       $9.43             $10.00
                                                                      ---------------     -----------------
Income from investment operations:
    Net investment income............................................         .05                .05
    Net realized and unrealized gain (loss)..........................         .50               (.62)
                                                                      ---------------      ----------------
Total from investment operations.....................................         .55               (.57)
                                                                      ---------------      ----------------
Distributions:
    Dividends from net investment income............................         (.04)             --
    Distributions from net realized gains...........................         (.03)             --
                                                                      --------------       ----------------
Total distributions.................................................         (.07)             --
                                                                      --------------       ----------------
Change in net asset value...........................................          .48               (.57)
                                                                      -------------       -----------------
Net asset value, end of period......................................        $9.91              $9.43
                                                                      ============        =================
TOTAL RETURN*.......................................................         5.80%             (5.70)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)........................................   $163,375            $72,245
Ratio of expenses to average net assets..............................        1.69%**            1.78%**
Ratio of expenses, net of reimbursement, to average net assets.......        1.69%**            1.70%**
Ratio of net investment income to average net assets.................        1.63%**            1.52%**
Portfolio turnover rate..............................................        4.78%              9.95%
Average commission rate paid (per share).............................       $.0026             $.0020

*Total return does not include deductions at the Fund or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract for which the Fund serves as an underlying investment vehicle. Not annualized for periods of less than one year.
**Annualized.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
Financial Highlights (continued)

PER SHARE OPERATING PERFORMANCE - CLASS 2
(For a share outstanding throughout the period)

                                                                 FOR THE PERIOD
                                                                  MAY 1, 1997+
                                                                    THROUGH
                                                                 JUNE 30, 1997
                                                                  (UNAUDITED)
                                                                --------------
Net asset value, beginning of period........................        $9.85
                                                                --------------
Income from investment operations:
    Net investment income...................................          .01
    Net realized and unrealized gain........................          .05
                                                                --------------
Total from investment operations............................          .06
                                                                --------------
Net asset value, end of period..............................        $9.91
                                                                ==============
TOTAL RETURN*...............................................         .61%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000).............................       $3,090
Ratio of expenses to average net assets.....................         1.95%**
Ratio of net investment income to average net assets........         1.34%**
Portfolio turnover rate.....................................         4.78%
Average commission rate paid (per share)....................        $.0026

*Total return does not include deductions at the Fund or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract for which the Fund serves as an underlying investment vehicle. Not annualized for periods of less than one year.
**Annualized.
+Commencement of offering of sales.

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
INVESTMENT PORTFOLIO, JUNE 30, 1997 (UNAUDITED)

                    COUNTRY                            ISSUE                                        SHARES            VALUE
            -------------------------------------------------------------------------------------------------------------------
                                    LONG TERM SECURITIES  79.5%
            ARGENTINA  2.4%
                                    Astra Cia Argentina de Petroleo SA.........                       36,380       $     77,137
                                    Atanor Cia Nacional Para la Industria
                                    Quimica SA, D..............................                      161,169            259,521
                                 *  Buenos Aires Embotelladora SA, ADR.........                       29,000                290
                                    Molinos Rio de Plata SA, B.................                       54,886            214,636
                                    Nobleza Piccardo Sdad Industrial Comercial
                                    y Financial................................                       48,691            321,409
                                    Perez Companc SA, B........................                       34,833            279,748
                                    Quilmes Industrial SA......................                      139,000          1,615,875
                                    Siderar, A.................................                       16,595             68,216
                                 *  Sociedad Comercial del Plata Cadelplata
                                    Come.......................................                       26,000             84,773
                                    YPF Sociedad Anonima, ADR..................                       35,000          1,076,250
                                                                                                                   ------------
                                                                                                                      3,997,855
                                                                                                                   ------------
            BOTSWANA  0.5%
                                    Metsef Ltd.................................                       25,000             47,600
                                    Sechaba Investment Trust Ltd...............                      406,000            488,824
                                    Sefalana Holding Co. Ltd...................                       41,100             58,691
                                    Standard Chartered Bank Botswana Ltd.......                      122,000            215,208
                                                                                                                   ------------
                                                                                                                        810,323
                                                                                                                   ------------
            BRAZIL  3.1%
                                    Aracruz Celulose SA, ADR...................                       49,300          1,004,488
                                 *  Banco do Brasil SA.........................                   41,610,000            436,759
                                 *  Banco do Brazil SA, pfd....................                   19,153,000            229,505
                                    Companhia Siderurgica Nacional.............                   56,450,000          1,861,479
                                    Copene-Petroquimica do Nordeste SA, A,
                                    pfd........................................                      344,000            127,496
                                    Duratex SA, pfd............................                    3,715,000            196,663
                                    Itausa-Investimentos Itau SA, pfd..........                    1,305,000          1,200,084
                                 *  Mannesmann SA..............................                      600,000             69,110
                                                                                                                   ------------
                                                                                                                      5,125,584
                                                                                                                   ------------
            CHINA  1.3%
                                 *  Beijing Yanhua Petrochemical Company Ltd.,
                                    ADR........................................                        4,000             46,000
                                    China Southern Glass Co. Ltd., B...........                      236,600            123,686
                                 *  Chiwan Wharf Holdings Ltd., B..............                      174,000            106,458
                                    Guangzhou Shipyard International Co. Ltd.,
                                    H..........................................                      449,000             84,036
                                 *  Luoyang Glass Co. Ltd., H..................                    1,288,000            224,439
                                    Maanshan Iron & Steel Co. Ltd., H..........                      209,000             43,703
                                    Northeast Electric Transmission &
                                    Transformation.............................                      804,000            133,874
                                 *  Phoenix Co. Ltd., B........................                      624,710             91,208
                                    Shandong Huaneng Power.....................                          500              5,375
                                 *  Shanghai Dazhong Taxi Shareholding Co.
                                    Ltd., B....................................                      257,200            228,394
                                 *  Shanghai Jin Jiang Tower Co. Ltd., B.......                      235,200             74,323
                                    Shanghai New Asia Group Co. Ltd., B........                       50,000             27,300
                                    Shanghai Petrochemical Co. Ltd., H.........                    1,548,000            371,649
                                 *  Shanghai Shangling Electric Appliance, B...                      406,750             83,791
                                 *  Shanghai Steel Tube Co. Ltd., B............                      400,000             52,800
                                    Shanghai Tyre & Rubber Co. Ltd., B.........                      336,000            164,640
                                 *  Shanghai Vacuum Electron Devices Co. Ltd.,
                                    B..........................................                      400,000             80,000
                                 *  Shanghai Yaohua Pilkington Glass, B........                      142,000             51,404
                                 *  Shenzhen China Bicycles Co. (Holdings)
                                    Ltd., B....................................                          700                276
                                 *  Tsingtao Brewery Co., H....................                      222,000             85,965
                                                                                                                   ------------
                                                                                                                      2,079,321
                                                                                                                   ------------
            CZECH REPUBLIC  1.5%
                                 *  CEZ........................................                       58,500          1,614,577
                                    Chemopetrol Group AS.......................                        1,442             50,916
                                    Komercni Banka AS..........................                        1,000             51,807

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
INVESTMENT PORTFOLIO, JUNE 30, 1997 (UNAUDITED) (continued)

                    COUNTRY                            ISSUE                                        SHARES            VALUE
            -------------------------------------------------------------------------------------------------------------------
                                    LONG TERM SECURITIES (CONT.)
            CZECH REPUBLIC (CONT.)
                                 *  Komercni Banka AS, GDR.....................                        4,000       $     83,300
                                    SPT Telecom AS.............................                        5,610            588,195
                                                                                                                   ------------
                                                                                                                      2,388,795
                                                                                                                   ------------
            GHANA  1.1%
                                    Ashanti Goldfields Co. Ltd., GDR...........                      150,378          1,757,543
                                                                                                                   ------------
            GREECE  1.2%
                                    Delta Dairy SA.............................                       22,700            280,951
                                    Elais Oleaginous Co........................                        2,800             81,439
                                    Ergo Bank SA...............................                        5,533            332,330
                                    Hellas Can - Container Manufacturers.......                       14,000            258,636
                                    Hellenic Telecommunications
                                    Organizations..............................                       16,700            392,104
                                    Hellenic Telecommunications Organizations,
                                    144A.......................................                       15,000            352,190
                                 *  Hellenic Telecommunications Organizations,
                                    rts........................................                       31,700              3,895
                                 *  National Bank of Greece SA.................                        1,100            134,542
                                    Titan Cement Co., reg......................                        2,000             98,649
                                                                                                                   ------------
                                                                                                                      1,934,736
                                                                                                                   ------------
            HONG KONG  3.5%
                                    Cross Harbour Tunnel Co. Ltd...............                      115,000            245,666
                                    Dairy Farm International Holdings Ltd......                      212,167            159,125
                                    Golden Resources Development International
                                    Ltd........................................                    1,004,000            112,746
                                    Hang Lung Development Co. Ltd..............                      720,000          1,319,686
                                    HongKong Electric Holdings Ltd.............                      237,000            954,449
                                    Hongkong & Shanghai Hotels Ltd.............                      225,500            359,470
                                    Hopewell Holdings Ltd......................                      396,000            250,461
                                    IMC Holdings Ltd...........................                       32,000             14,663
                                    Jardine Matheson Holdings Ltd..............                       10,251             72,782
                                    Joyce Boutique Holdings Ltd................                    1,080,000            168,678
                                    Lai Sun Garment International Ltd..........                       66,000             80,931
                                    Laws International Holdings Ltd............                      686,000            175,323
                                    Orient Overseas International Ltd..........                      165,000            117,138
                                    Semi-Tech (Global) Co. Ltd.................                       57,069             93,184
                                    Swire Pacific Ltd., A......................                       47,000            423,147
                                    Swire Pacific Ltd., B......................                      585,000            887,245
                                    Tingyi (Cayman Islands) Holding Corp.......                      334,000             83,206
                                    Wheelock & Co. Ltd.........................                       83,000            204,090
                                                                                                                   ------------
                                                                                                                      5,721,990
                                                                                                                   ------------
            HUNGARY  0.7%
                                 *  Borsodchem RT..............................                        2,089             83,609
                                 *  Borsodchem RT, GDR, 144A...................                        4,000            157,500
                                    Mol Magyar Olay - Es Gazipari RT...........                        3,242             71,846
                                    Tiszai Vegyi Kombinat RT...................                       23,564            411,472
                                    Tiszai Vegyi Kombinat RT, GDR, S...........                        8,000            138,600
                                    Tiszai Vegyi Kombinat RT, GDR, 144A........                       21,000            363,825
                                                                                                                   ------------
                                                                                                                      1,226,852
                                                                                                                   ------------
            INDIA  1.8%
                                 *  Arvind Mills Ltd...........................                       79,850            289,958
                                 *  Bombay Dyeing & Manufacturing Co. Ltd......                       21,900             59,032
                                    Cochin Refineries Ltd......................                       18,150             77,568
                                    Grasim Industries Ltd. Ord. INR10..........                        5,000             52,165
                                    Great Eastern Shipping Co. Ltd.............                       90,900            124,416
                                    Gujarat Ambuja Cements Ltd.................                       21,300            206,158
                                 *  Gujarat Industries Power Ltd...............                        9,100              7,244
                                    Gujarat Narmanda Valley Fertilizers Co.
                                    Ltd., ADR..................................                        9,000             22,500
                                    Hindustan Organic Chemicals Ltd............                        3,000              2,095

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
INVESTMENT PORTFOLIO, JUNE 30, 1997 (UNAUDITED) (continued)

                    COUNTRY                            ISSUE                                        SHARES            VALUE
            -------------------------------------------------------------------------------------------------------------------
                                    LONG TERM SECURITIES (CONT.)
            INDIA (CONT.)
                                 *  India Cements Ltd..........................                       11,800       $     35,598
                                    India Cements Ltd., GDR....................                      109,590            328,770
                                    Indian Aluminium Co. Ltd...................                       22,500             83,747
                                    Indian Petrochemicals Corp. Ltd............                       61,000            247,067
                                    Indian Rayon & Industries Ltd., GDR........                       19,113            239,390
                                    Indian Rayon and Industries Ltd............                          750              7,751
                                    Indo Gulf Fertilisers & Chemicals Corp.
                                    Ltd........................................                        1,800              1,735
                                    Indo Gulf Fertilisers & Chemicals, GDR.....                        7,150              7,686
                                    Industrial Credit & Inv. Corp. of India
                                    (ICICI)....................................                       36,600             79,999
                                 *  Industrial Development Bank of India.......                       38,900            111,104
                                    Larsen and Toubro Ltd......................                       40,000            272,626
                                    Madras Cements.............................                           90             20,300
                                 *  National Aluminium Co. Ltd.................                      102,900            130,781
                                 *  Oriental Bank of Commerce..................                       79,100            154,002
                                    Steel Authority of India Ltd...............                       78,700             45,066
                                 *  Tata Chemicals Ltd.........................                       41,200            208,302
                                    Tata Engineering & Locomotive Co. Telco....                        7,500             94,693
                                 *  Tata Iron & Steel Co. Ltd..................                        6,800             36,327
                                    Thermax Ltd................................                        9,200             89,944
                                                                                                                   ------------
                                                                                                                      3,036,024
                                                                                                                   ------------
            INDONESIA  5.6%
                                 *  Asia Pulp & Paper Co. Ltd., ADR............                       29,900            452,238
                                    PT Bank Dagang Nasional Indonesia, fgn.....                      437,500            310,316
                                 *  PT Bank Dagang Nasional Indonesia, wts.....                       31,250             12,850
                                    PT Barito Pacific Timber, fgn..............                      219,000            186,852
                                    PT BDNI Capital Corporation, fgn...........                        4,500              3,562
                                 *  PT Charoen Pokphand Indonesia, fgn.........                      740,000            334,704
                                    PT Ciputra Development.....................                      889,000            886,441
                                    PT Gadjah Tunggal, fgn.....................                      917,500            452,714
                                    PT Indah Kiat Pulp & Paper Corp., fgn......                      917,500            537,598
                                 *  PT Indah Kiat Pulp & Paper Corp., rts......                      825,750            144,303
                                    PT Indocement Tunggal Prakarsa, fgn........                    1,141,000          1,771,083
                                    PT Indosat, fgn............................                      191,500            572,846
                                 *  PT Jakarta International Hotel &
                                    Development, fgn...........................                      186,000            212,233
                                    PT Kalbe Farma, fgn........................                      245,000            327,405
                                    PT Modern Photo Film Co., fgn..............                       28,000             99,013
                                    PT Pabrik Kertas Tjiwi Kimia, fgn..........                      318,590            370,073
                                    PT Semen Cibinong, fgn.....................                       57,500            150,725
                                    PT Semen Gresik, fgn.......................                      161,500            361,914
                                    PT Sinar Mas Agro Resources & Technology
                                    Corp., fgn.................................                      247,800            224,161
                                 *  PT Sumalindo Lestari Jaya, fgn.............                      146,000            132,072
                                    PT Tambang Timah (Persero), fgn............                      851,500          1,321,716
                                 *  PT Tempo Scan Pacific, fgn.................                       13,500             30,253
                                    PT Ultra Jaya Milk, fgn....................                      189,500            103,243
                                    PT United Tractors, fgn....................                       76,000            281,250
                                                                                                                   ------------
                                                                                                                      9,279,565
                                                                                                                   ------------
            JORDAN  0.0%
                                 *  Jordan Cement Factories Ltd................                        5,000             28,773
                                                                                                                   ------------
            KENYA  0.2%
                                    Kenya Airways Ltd..........................                    2,418,381            363,866
                                                                                                                   ------------
            MALAYSIA  2.5%
                                    Berjaya Singer Bhd., fgn...................                       81,000            156,609
                                    Boustead Holdings Bhd., fgn................                       67,000            145,998
                                    Hong Leong Industries Bhd..................                      169,800            538,193
                                 *  Hong Leong Industries Bhd., wts., fgn......                       19,500             16,070

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
INVESTMENT PORTFOLIO, JUNE 30, 1997 (UNAUDITED) (continued)

                    COUNTRY                            ISSUE                                        SHARES            VALUE
            -------------------------------------------------------------------------------------------------------------------
                                    LONG TERM SECURITIES (CONT.)
            MALAYSIA (CONT.)
                                    Island & Peninsula Bhd., fgn...............                       86,000       $    275,990
                                    Leader Universal Holdings Bhd..............                      796,000          1,431,791
                                    MBF Capital Bhd............................                      323,000            593,788
                                    Renong Bhd.................................                      772,000          1,009,350
                                                                                                                   ------------
                                                                                                                      4,167,789
                                                                                                                   ------------
            MEXICO  5.3%
                                    Cementos Mexicanos SA de CV (Cemex), B.....                      699,000          3,406,107
                                    Cifra SA de CV, A..........................                        6,482             11,981
                                    Cifra SA, C................................                       53,000             84,752
                                    Coca Cola Femsa SA de CV, ADR..............                       12,000            619,500
                                    Cydea SA de CV.............................                       66,000            176,177
                                    DESC SA, C.................................                       34,340            247,756
                                    Fomento Economico Mexicano SA de CV, B.....                      106,000            630,635
                                 *  Grupo Financiero Banamex Accival SA, L.....                      616,000          1,458,172
                                 *  Grupo Financiero Bancomer SA de CV, B......                      500,000            240,494
                                 *  Grupo Financiero Bancomer SA de CV, L......                    2,941,000          1,055,383
                                 *  Grupo Financiero Serfin SA, B..............                    1,734,000            554,566
                                    Transportacion Maritima Mexicana SA de CV,
                                    L, ADR.....................................                        1,500              9,281
                                 *  Vitro SA...................................                      108,000            399,119
                                                                                                                   ------------
                                                                                                                      8,893,923
                                                                                                                   ------------
            PAKISTAN  2.5%
                                 *  Bank of Punjab.............................                      221,275            123,723
                                 *  DG Khan Cement Co..........................                    2,586,000            780,544
                                    Engro Chemical.............................                       78,580            278,008
                                    National Development Leasing Corp..........                    3,462,500            770,977
                                 *  Pakistan Electron Ltd......................                      563,000            143,468
                                 *  Pakistan International Airlines Corp.......                    1,959,600            370,884
                                    Pakistan Telecom Corp. PTC.................                       73,000             55,536
                                    Pakistan Telecommunications Corp., PTC,
                                    A..........................................                    1,084,500            825,057
                                 *  Pakland Cement Co. Ltd.....................                    1,989,800            475,057
                                 *  Union Bank Ltd.............................                    1,416,000            350,326
                                                                                                                   ------------
                                                                                                                      4,173,580
                                                                                                                   ------------
            PERU  0.1%
                                    Cpt-Telefonica del Peru SA, B, ADR.........                        7,000            183,313
                                                                                                                   ------------
            PHILIPPINES  1.7%
                                 *  A Soriano Corp.............................                      818,000             85,286
                                 *  Filinvest Development Corp.................                      299,000             71,417
                                 *  Keppel Philippine Holdings Inc., B.........                   14,042,400          1,703,658
                                 *  Philex Mining Corp., B.....................                    6,115,500            510,089
                                    Philippine Commercial International Bank
                                    Inc........................................                       12,000            116,015
                                 *  Philippine National Bank...................                       23,331            158,335
                                    RFM Corp...................................                      889,000            215,711
                                 *  RFM Corporation, 10.00%, conv., pfd........                      161,636             28,680
                                                                                                                   ------------
                                                                                                                      2,889,191
                                                                                                                   ------------
            POLAND  3.0%
                                 *  Bank Gdanski SA............................                       13,955            161,354
                                 *  Bank Gdanski SA, GDR.......................                       41,000            481,750
                                 *  Bank Handlowy W Warszawie..................                       25,000            266,241
                                    Bank Inicjatyw Gospodarczch SA, G..........                      258,000            310,087
                                    Bank Przemyslowo-Handlowy SA...............                        1,000             49,140
                                 *  Farm Food SA...............................                        2,400             32,862
                                 *  Farm Food SA, new..........................                        2,411             32,756
                                 *  Huta Olawa SA..............................                       49,959            191,536
                                 *  Impexmetal, A..............................                       49,481            511,898

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
INVESTMENT PORTFOLIO, JUNE 30, 1997 (UNAUDITED) (continued)

                    COUNTRY                            ISSUE                                        SHARES            VALUE
            -------------------------------------------------------------------------------------------------------------------
                                    LONG TERM SECURITIES (CONT.)
            POLAND (CONT.)
                                 *  Impexmetal, B..............................                       37,411       $    387,030
                                    Przedsiebiorstwo Cukiernicze Jutrzenka
                                    SA.........................................                       25,000            502,054
                                 *  Przedsiebiorstwo Handlu Zagranicznego
                                    Universal SA...............................                      495,000          1,551,346
                                    Rolimpex SA................................                       42,415            167,776
                                    Warta SA...................................                       13,400            193,671
                                    Wielkopolski Bank Kredytowy SA.............                       15,568             89,055
                                    Zaklady Cementowo Wapiennicze Gorazdze
                                    Chorula....................................                        1,772             60,657
                                    Zaklady Piwowarskie W Zywcu SA.............                        1,000             63,898
                                                                                                                   ------------
                                                                                                                      5,053,111
                                                                                                                   ------------
            PORTUGAL  0.1%
                                    Banco Totta & Acores SA....................                        6,600            110,294
                                    Espirito Santo Financial Holding SA, ADR...                        5,500            109,313
                                                                                                                   ------------
                                                                                                                        219,607
                                                                                                                   ------------
            RUSSIA  4.8%
                                 *  Aeroflot...................................                        5,800            812,000
                                    GUM Trade House............................                        1,000             40,500
                                    Irkutskenergo..............................                    2,058,000            699,720
                                 *  Kamaz......................................                      160,386            344,830
                                    Krasnoyarsk Aluminum Plant.................                        5,748             57,480
                                 *  Lukoil-Holdings............................                        9,000            176,670
                                 *  Lukoil-Holdings, pfd.......................                       26,000            327,600
                                 *  Megionneftegaz.............................                       44,500            319,065
                                 *  Mosenergo..................................                      478,000            669,678
                                 *  Murmansk Sea Shipping......................                        3,000             70,500
                                 *  Norilsk Nickel.............................                       49,600            468,720
                                 *  Norilsk Nickel, pfd........................                       10,000             55,500
                                 *  Novolipetsk Mettallurgy....................                        2,000            150,000
                                 *  Novorosissk Sea Shipping...................                       30,000              8,100
                                 *  Novorosissk Sea Shipping., pfd.............                      224,000             31,360
                                 *  Primorsk Sea Shipping......................                       36,050            147,805
                                 *  Purneftegaz................................                       40,000            226,000
                                    Rao Gazprom, ADR, 144A.....................                       26,400            450,780
                                 *  Red October Ord............................                        3,000             70,650
                                    Rostelekom.................................                      153,000            593,640
                                 *  Rostelekom, pfd............................                      257,300            638,104
                                 *  Saint Petersburg City Telephone Net,
                                    pfd........................................                       65,000             57,330
                                    Tsum Trade House...........................                      536,000            420,760
                                 *  Unified Energy System......................                    3,000,000          1,085,700
                                 *  Uralmash Zavody............................                       11,000             90,475
                                                                                                                   ------------
                                                                                                                      8,012,967
                                                                                                                   ------------
            SINGAPORE  4.5%
                                    Acer Computer International Ltd............                      188,000            345,920
                                 *  Acer Computer International Ltd., wts......                        6,400              3,680
                                    First Capital Corp. Ltd....................                       95,000            247,185
                                    First Capital Corp. Ltd., fgn..............                      269,000            699,923
                                    Hai Sun Hup Group Ltd......................                      592,000            426,495
                                 *  Hai Sun Hup Group Ltd., wts................                       84,600             22,486
                                    Hour Glass Ltd.............................                    1,159,000            907,939
                                    Inchcape Bhd., fgn.........................                       98,000            353,011
                                    Isetan Ltd., fgn...........................                       49,000            111,044
                                    Jurong Shipyard, fgn.......................                      219,000            949,710
                                    MCL Land Ltd...............................                      281,000            426,502
                                    Natsteel Ltd...............................                       78,000            198,587
                                    Natsteel Ltd., fgn.........................                       86,000            218,955
                                 *  Osprey Maritime Ltd........................                      129,000            168,728

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
INVESTMENT PORTFOLIO, JUNE 30, 1997 (UNAUDITED) (continued)

                    COUNTRY                            ISSUE                                        SHARES            VALUE
            -------------------------------------------------------------------------------------------------------------------
                                    LONG TERM SECURITIES (CONT.)
            SINGAPORE (CONT.)
                                 *  Osprey Maritime Ltd., rts..................                      129,000       $     37,896
                                    Overseas Union Enterprise Ltd..............                        2,000              9,233
                                    Robinson & Co. Ltd.........................                       16,000             83,374
                                    Sembawang Corp. Ltd........................                      351,000          1,595,789
                                    United Industrial Corp.....................                      144,000            108,778
                                    United Industrial Corporation Ltd., fgn....                      625,000            472,127
                                    WBL Corp. Ltd..............................                       27,000             81,584
                                                                                                                   ------------
                                                                                                                      7,468,946
                                                                                                                   ------------
            SLOVAK REPUBLIC  0.3%
                                 *  Nafta Gbely AS.............................                        8,195            268,121
                                    Slovnaft AS................................                       10,000            246,870
                                    Vychodoslovenske Zeleziarne AS.............                        1,900             35,603
                                                                                                                   ------------
                                                                                                                        550,594
                                                                                                                   ------------
            SLOVENIA  0.2%
                                 *  Blagovno Trgovinski Center, GDR, 144A......                       50,000            406,384
                                                                                                                   ------------
            SOUTH AFRICA  7.5%
                                    Aeci Ltd...................................                       14,000             83,315
                                    Alpha Ltd..................................                       15,700            270,779
                                    Anglo American Industrial Corp. Ltd........                       37,593          1,648,888
                                    Anglovaal Industried Ltd...................                      102,640            375,540
                                    BTR Dunlop Ltd.............................                      226,200            224,355
                                    CG Smith Ltd...............................                      132,000            736,081
                                    Del Monte Royal Foods Ltd..................                    1,248,200            646,522
                                    Edgars Stores..............................                       12,000            313,423
                                    Engen Ltd..................................                       54,800            273,577
                                    First National Bank Holdings Ltd...........                       68,000            584,527
                                    Foodcorp Ltd...............................                        8,478             64,468
                                 *  Irvin & Johnson Ltd........................                      134,700             90,552
                                    Kersaf Investments Ltd.....................                      169,700          1,180,083
                                    Malbak Ltd.................................                       22,100             35,072
                                    McCarthy Retail Ltd........................                      305,200            874,499
                                    McCarthy Retail Ltd., zero, conv.,
                                    9/30/03....................................                       24,000             69,032
                                    Palabora Mining Co. Ltd....................                        8,500            157,373
                                 *  Rainbow Chicken Ltd........................                    4,810,500            964,857
                                    Reunert Ltd................................                       28,700             98,366
                                    Sappi Ltd..................................                       95,673            864,579
                                    Sentrachem Ltd.............................                      267,800            472,206
                                    South African Breweries Ltd................                       27,000            828,686
                                    South African Iron & Steel Industrial Corp.
                                    Ltd........................................                    1,566,034          1,035,508
                                    Sun International Ltd......................                      977,200            551,385
                                    Toyota South Africa Limited................                          400              2,530
                                    Voltex Holdings Ltd........................                      151,000             85,202
                                                                                                                   ------------
                                                                                                                     12,531,405
                                                                                                                   ------------
            SOUTH KOREA  6.1%
                                    Asia Cement Co. Ltd........................                       11,890            388,300
                                    Boram Bank Co. Ltd.........................                       41,800            275,372
                                    BYC Co. Ltd................................                          490             50,490
                                    Cho Hung Bank Co. Ltd., GDR................                       27,600            198,030
                                    Cho Hung Bank, GDR, 144A...................                       90,000            645,750
                                 *  Daegu Bank Co. Ltd.........................                       35,600            305,154
                                    Daegu Bank Co. Ltd., rts...................                        8,916             14,174
                                    Dongkuk Steel Mill Co. Ltd.................                        5,000            114,302
                                    Hae In Corp. Ltd...........................                       43,000          2,372,748
                                    Hana Bank, GDR.............................                       30,868            446,043
                                 *  Kolon International Corporation............                      358,000          2,862,065

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
INVESTMENT PORTFOLIO, JUNE 30, 1997 (UNAUDITED) (continued)

                    COUNTRY                            ISSUE                                        SHARES            VALUE
            -------------------------------------------------------------------------------------------------------------------
                                    LONG TERM SECURITIES (CONT.)
            SOUTH KOREA (CONT.)
                                    Korea First Bank...........................                      123,820       $    515,917
                                    Korea Kumho Petrochemical..................                       12,400             86,018
                                    Kukdong Oil & Chemical Co. Ltd.............                       18,710            653,164
                                    Kyong Nam Bank.............................                       25,100            270,175
                                    Kyung Dong Boiler Co. Ltd..................                       14,600            483,378
                                    Moon Bae Steel Co. Ltd.....................                          860             27,505
                                    Samsung Display Devices (L) Ltd............                        3,030            167,132
                                 *  Samsung Heavy Industries Co. Ltd...........                       10,000            105,405
                                    Ssangyong Oil Refining Co. Ltd.............                        5,990            121,419
                                    Tong Yang Merchant Bank....................                       10,048            104,101
                                                                                                                   ------------
                                                                                                                     10,206,642
                                                                                                                   ------------
            SRI LANKA  0.4%
                                    National Development Bank of Sri Lanka.....                       60,000            266,712
                                    Sampath Bank Limited.......................                      362,800            468,309
                                                                                                                   ------------
                                                                                                                        735,021
                                                                                                                   ------------
            THAILAND  12.3%
                                    Asia Credit Public Co. Ltd.................                       59,000            124,127
                                    Ayudhya Insurance Public Co. Ltd., fgn.....                        3,900             30,110
                                    Bangkok Bank Public Co. Ltd................                      533,300          2,655,692
                                    Bangkok Bank Public Co. Ltd., fgn..........                       27,000            185,524
                                    Bangkok Insurance..........................                        7,900            101,857
                                    Bangkok Insurance, fgn.....................                        4,900             85,592
                                    Bangkok Land Public Co. Ltd., fgn..........                        7,300              5,213
                                    Bank of Ayudhya Public Co. Ltd., fgn.......                      459,700            718,697
                                    Chareon Pokphand Feedmill Public Co. Ltd.,
                                    fgn........................................                       89,500            221,116
                                    Charoen Pokphand Feedmill Public Co.
                                    Ltd........................................                       40,000             78,749
                                    First Bangkok City Bank Public Co. Ltd.,
                                    fgn........................................                      272,000            217,868
                                    Hana Microelectronics Co. Ltd., fgn........                       34,000            182,436
                                    Industrial Finance Corp. of Thailand,
                                    fgn........................................                      650,000            828,025
                                    Jasmine International Public Co. Ltd.,
                                    fgn........................................                      468,000            415,518
                                 *  Land and House Public Co. Ltd..............                      168,600            267,737
                                    Land and House Public Co. Ltd., fgn........                      129,400            269,739
                                 *  Land and House Public Co. Ltd., rts........                      100,000            117,581
                                    Phatra Thanakit Public Co. Ltd.............                      420,000            429,647
                                    Phatra Thanakit Public Co. Ltd., fgn.......                      320,800            396,279
                                    Regional Container Lines Public Co. Ltd.,
                                    fgn........................................                       77,100            458,344
                                    Saha Pathanapibul Public Co. Ltd., fgn.....                      400,500            711,175
                                    Saha Union Public Co. Ltd..................                      439,800            275,883
                                    Sanyo Universal Electric Public Co. Ltd....                       13,300             11,552
                                    Sanyo Universal Electric Public Co. Ltd.,
                                    fgn........................................                       81,300             70,614
                                    Serm Suk Public Co. Ltd....................                       24,000            296,468
                                    Siam Cement Co. Ltd.(The), fgn.............                       94,600          1,636,008
                                    Siam City Bank Public Co. Ltd., fgn........                    1,818,200          1,070,355
                                    Siam Commercial Bank Ltd...................                      225,830            845,609
                                    Siam Commercial Bank Ltd., fgn.............                      217,170            888,632
                                 *  Sino-Thai Engineering & Construction Public
                                    Co., fgn...................................                      426,300          1,184,852
                                 *  Thai Airways International Public Co.
                                    Ltd........................................                      268,500            393,862
                                    Thai Airways International Public Co. Ltd.,
                                    fgn........................................                      259,500            310,539
                                    Thai Farmers Bank Public Co. Ltd...........                      616,000          1,890,446
                                    Thai Farmers Bank Public Co. Ltd., fgn.....                       30,000            127,389
                                    Thai Investments and Securities Ltd........                      247,100            505,551
                                    Thai Military Bank Ltd., fgn...............                      234,800            262,853
                                    Thai Petrochemical Industry Public Co.
                                    Ltd., fgn..................................                      339,120            212,727
                                    Thai Rayon Public Co. Ltd., fgn............                          100                215
                                 *  Thai Telephone & Telecommunication
                                    Public Co. Ltd., fgn.......................                       50,000             20,749

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
INVESTMENT PORTFOLIO, JUNE 30, 1997 (UNAUDITED) (continued)

                    COUNTRY                            ISSUE                                        SHARES            VALUE
            -------------------------------------------------------------------------------------------------------------------
                                    LONG TERM SECURITIES (CONT.)
            THAILAND (CONT.)
                                    Thai Wah Public Co. Ltd., fgn..............                    1,093,800       $    422,235
                                    Tipco Asphalt Public Co. Ltd...............                        6,000             31,268
                                    Tipco Asphalt Public Co. Ltd., fgn.........                       65,000            338,738
                                    Total Access Communication Public Co.
                                    Ltd........................................                       45,000            208,800
                                    United Communications Industries, fgn......                       81,400            342,505
                                    United Communications Industry Public Co.
                                    Ltd........................................                      139,600            576,615
                                                                                                                   ------------
                                                                                                                     20,425,491
                                                                                                                   ------------
            TURKEY  4.4%
                                    Akbank.....................................                    2,058,711            176,728
                                 *  Alarko Gayrimenkul Yatirim Ortakigi AS.....                    1,380,000             58,536
                                    Alcatel Teletas Endustri Tic AS............                    1,176,000            217,741
                                 *  Anadolu Anonim Turk Sigorta Sirketi........                       17,000                458
                                    Bagfas.....................................                       23,000              5,497
                                    Borusan AS.................................                   25,976,000          1,574,038
                                    Cimentas Izmir Cimento Fabrikasi Turk AS...                      431,000             57,312
                                    Cimsa Cimento Sanayi ve Ticaret AS.........                      164,000             22,084
                                    Erciyas Biracilik..........................                    3,500,000            418,280
                                    Eregli Demir ve Celik Fabrikalari AS.......                    4,148,000            691,217
                                    Izocam Ticaret ve Sanayii AS, br...........                   33,681,000          1,156,527
                                 *  Netas Northern Electric Telekomunic Asyon
                                    AS.........................................                      250,000             69,012
                                    Petkim Petrokimya Holding AS...............                      677,000            232,466
                                    Sasa Suni Ve Sentetik Elyaf Sanayi AS......                    1,400,000             64,097
                                    Tat Konserve Sanayii AS....................                    1,384,997            102,575
                                    Tofas Turk Otomobil Fabrikasi AS...........                    8,143,500            394,770
                                    Turk Demir Dokum, br.......................                   37,415,000          1,889,328
                                    Turkiye Garanti Bankasi AS.................                    3,788,886            142,856
                                    Vakif Finansal Kiralama AS.................                    1,151,000             18,018
                                                                                                                   ------------
                                                                                                                      7,291,540
                                                                                                                   ------------
            VENEZUELA  0.1%
                                    Ceramica Carabobo CA, A, ADR...............                       66,955             72,896
                                                                                                                   ------------
            ZIMBABWE  0.8%
                                    Delta Corp.................................                       42,258             64,841
                                    Ta Holdings................................                    3,946,000            743,875
                                    Zimbabwe Sun Ltd...........................                    1,271,400            473,779
                                                                                                                   ------------
                                                                                                                      1,282,495
                                                                                                                   ------------
                                    TOTAL LONG TERM SECURITIES
                                    (COST $130,588,636)........................                                     132,316,122
                                                                                                                   ------------

                                                                                                 PRINCIPAL IN
                                                                                               LOCAL CURRENCY**
                                                                                               ----------------
                                    SHORT TERM OBLIGATIONS  13.6%
                                    Deutsche Bank AG, 6.00%, 7/1/97...........     U.S.             6,300,000           6,300,000
                                    Dresdner Bank AG, 5.5625%, 7/7/97.........     U.S.             6,475,000           6,475,000
                                    Federal Farm Credit Banks, 5.46% to 5.55%
                                      , with maturities to 7/25/97............     U.S.             3,000,000           2,992,814
                                    Federal Home Loan Bank, 5.41%, 7/17/97....     U.S.               985,000             982,640
                                    Federal Home Loan Mortgage Corp., 5.40% to
                                      5.46%, with maturities to 8/22/97.......     U.S.             4,550,000           4,528,856
                                    Federal National Mortgage Association,
                                      5.41%, 8/7/97...........................     U.S.             1,300,000           1,292,798
                                                                                                                   --------------
                                    TOTAL SHORT TERM OBLIGATIONS       (COST
                                      $22,570,463)............................                                         22,572,108
                                                                                                                   --------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
INVESTMENT PORTFOLIO, JUNE 30, 1997 (UNAUDITED) (continued)

                                                                                                     MATURITY
                                                        ISSUE                                         VALUE             VALUE
            ---------------------------------------------------------------------------------------------------------------------
                                    REPURCHASE AGREEMENTS  8.1%
                                    Swiss Bank Corp., 5.90%, Collateralized by
                                      $6,877,000 U.S. Treasury Note, 9/30/01,
                                      Value $6,980,155...........................     U.S.        $    6,844,121     $  6,843,000
                                    UBS Securities Inc., 5.87% Collateralized by
                                      $6,723,000 U.S. Treasury Note, 8/15/99,
                                      Value $6,857,460...........................     U.S.             6,724,096        6,723,000
                                                                                                                     ------------
                                    TOTAL REPURCHASE AGREEMENTS
                                            (COST $13,566,000)...................                                      13,566,000
                                                                                                                     ------------
                                    TOTAL INVESTMENTS
                                              (COST $166,725,099)  101.2%........                                     168,454,230
                                    OTHER ASSETS, LESS LIABILITIES  (1.2%).......                                      (1,988,717)
                                                                                                                     ------------
                                    TOTAL NET ASSETS  100.0%.....................                                    $166,465,513
                                                                                                                     ============

*Non-income producing.
**Principal amount in currency of country indicated.

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
Financial Highlights

PER SHARE OPERATING PERFORMANCE - CLASS 1
(For a share outstanding throughout the period)

                                                SIX MONTHS
                                                  ENDED                               YEAR ENDED DECEMBER 31
                                              JUNE 30, 1997           ------------------------------------------------------
                                               (UNAUDITED)         1996          1995          1994          1993          1992
                                             ----------------    ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of period......        $21.08          $18.72        $15.69        $16.55        $13.49        $12.85
                                                 ---------       ----- ----    ----- ----    ----- ----    ----- ----    ----- ----
Income from investment operations:
    Net investment income.................           .46             .63           .57           .44           .42           .39
    Net realized and unrealized gain
      (loss)..............................          2.61            2.76          2.87          (.92)         3.03           .66
                                                 ---------       ----- ----    ----- ----    ----- ----    ----- ----    ----- ----
Total from investment operations..........          3.07            3.39          3.44          (.48)         3.45          1.05
                                                 ---------       ----- ----    ----- ----    ----- ----    ----- ----    ----- ----
Distributions:
    Dividends from net investment
      income..............................          (.63)           (.58)         (.41)         (.31)         (.35)         (.41)
    Distributions from net realized
      gains...............................         (1.21)           (.45)         --            (.07)         (.04)         --
                                                 ---------       ----- ----    ----- ----    ----- ----    ----- ----    ----- ----
Total distributions.......................         (1.84)          (1.03)         (.41)         (.38)         (.39)         (.41)
                                                 ---------       ----- ----    ----- ----    ----- ----    ----- ----    ----- ----
Change in net asset value.................          1.23            2.36          3.03          (.86)         3.06           .64
                                                 ---------       ----- ----    ----- ----    ----- ----    ----- ----    ----- ----
Net asset value, end of period............        $22.31          $21.08        $18.72        $15.69        $16.55        $13.49
                                                 =========       =========     =========     =========     =========     =========
TOTAL RETURN*.............................         15.32%          18.93%        22.48%        (2.96)%       26.12%         8.42%
RATIOS /SUPPLEMENTAL DATA
Net assets, end of period (000)...........      $692,979          $556,027      $406,123      $288,172      $183,360      $79,242
Ratio of expenses to average net assets...           .68%**          .64%          .66%          .75%          .77%          .80%
Ratio of net investment income to average
  net assets..............................          4.81%**         3.56%         3.73%         4.02%         4.16%         4.47%
Portfolio turnover rate...................         28.19%          57.50%        43.02%        51.36%        81.50%       120.53%
Average commission rate paid (per
  share)..................................          $.0130          $.0008

* Total return does not include deductions at the Fund or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract for which the Fund serves as an underlying investment vehicle. Not annualized for periods of less than one year.
**Annualized.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
FINANCIAL HIGHLIGHTS (continued)

PER SHARE OPERATING PERFORMANCE - CLASS 2
(For a share outstanding throughout the period)

                                                                FOR THE PERIOD
                                                                  MAY 1, 1997+
                                                                    THROUGH
                                                                 JUNE 30, 1997
                                                                   (UNAUDITED)
                                                                   ----------
Net asset value, beginning of period..........................       $20.29
                                                                 ----------
Income from investment operations:
    Net investment income.....................................          .07
    Net realized and unrealized gain..........................         1.94
                                                                 ----------
Total from investment operations..............................         2.01
                                                                 ----------
Net asset value, end of period................................       $22.30
                                                                 ==========
TOTAL RETURN*.................................................        9.91%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)...............................       $2,242
Ratio of expenses to average net assets.......................         1.01%**
Ratio of net investment income to average net assets..........         4.23%**
Portfolio turnover rate.......................................        28.19%
Average commission rate paid (per share)......................        $.0130

*Total return does not include deductions at the Fund or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract for which the Fund serves as an underlying investment vehicle. Not annualized for periods less than one year.
**Annualized.
+ Commencement of offering of sales.

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
INVESTMENT PORTFOLIO, JUNE 30, 1997 (UNAUDITED)

                    INDUSTRY                          ISSUE                                        SHARES            VALUE
            ------------------------------------------------------------------------------------------------------------------
                                    COMMON STOCKS  66.6%
            APPLIANCES & HOUSEHOLD DURABLES  0.5%
                                    Sony Corp. ...............................                        42,000      $  3,660,937
                                                                                                                  ------------
            AUTOMOBILES  2.9%
                                    Fiat SpA..................................                     2,147,000         7,719,295
                                    Ford Motor Co.............................                        84,000         3,171,000
                                    General Motors Corp.......................                        40,000         2,227,500
                                    Volvo AB, B...............................                       260,000         6,957,533
                                                                                                                  ------------
                                                                                                                    20,075,328
                                                                                                                  ------------
            BANKING  8.2%
                                    Bangkok Bank Public Co. Ltd., fgn. .......                       157,800         1,084,285
                                    Bankinter SA..............................                        39,625         6,991,856
                                    Banque Nationale de Paris.................                       130,000         5,357,769
                                    Banque Nationale de Paris, ADR, 144A......                         5,400           222,553
                                    Canadian Imperial Bank of Commerce........                       140,000         3,528,006
                                    Citicorp..................................                        30,000         3,616,875
                                    CS Holdings, br. .........................                        15,250         1,957,806
                                    Den Norske Bank...........................                     2,178,900         8,532,231
                                    Foreningssparbanken AB, A, 144A...........                       113,800         2,530,360
                                    HSBC Holdings PLC.........................                       282,200         8,487,163
                                    Komercni Banka AS, GDR, 144A..............                        45,000           937,125
                                    Merita Ltd., A............................                     2,250,000         7,366,039
                                    National Australia Cap Sec PLC............                       159,874         4,466,480
                                    NationsBank Corp. ........................                        30,000         1,935,000
                                                                                                                  ------------
                                                                                                                    57,013,548
                                                                                                                  ------------
            BROADCASTING & PUBLISHING  0.4%
                                    News Corp. Ltd., ADR......................                       160,000         3,080,000
                                                                                                                  ------------
            BUSINESS & PUBLIC SERVICES  0.5%
                                    Waste Management Inc......................                       100,000         3,212,500
                                                                                                                  ------------
            CHEMICALS  2.8%
                                    Akzo Nobel NV.............................                        48,700         6,673,952
                                    DSM NV....................................                        25,000         2,487,391
                                    Rhone-Poulenc SA, A.......................                       201,800         8,241,360
                                    Solvay SA.................................                         4,000         2,356,210
                                                                                                                  ------------
                                                                                                                    19,758,913
                                                                                                                  ------------
            DATA PROCESSING & REPRODUCTION  2.2%
                                    *Bay Networks Inc. .......................                       150,000         3,984,375
                                    *NCR Corp. ...............................                         7,562           224,970
                                    *Newbridge Networks Corp. ................                       180,000         7,830,000
                                    *Optical Data Systems Networks Inc. ......                       300,000         3,562,500
                                                                                                                  ------------
                                                                                                                    15,601,845
                                                                                                                  ------------
            ELECTRICAL & ELECTRONICS  6.5%
                                    Alcatel Alsthom SA........................                        92,119        11,537,016
                                    *DSC Communications Corp. ................                       227,900         5,070,775
                                    Hitachi Ltd. .............................                        80,000           893,465
                                    Motorola Inc. ............................                        94,000         7,144,000
                                    Philips Electronics NV....................                       287,100        20,564,603
                                                                                                                  ------------
                                                                                                                    45,209,859
                                                                                                                  ------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
INVESTMENT PORTFOLIO, JUNE 30, 1997 (UNAUDITED) (continued)

                    INDUSTRY                          ISSUE                                        SHARES            VALUE
            ------------------------------------------------------------------------------------------------------------------
                                    COMMON STOCKS (CONT.)
            ELECTRONIC COMPONENTS & INSTRUMENTS  1.0%
                                    BICC......................................                       570,000      $  1,675,382
                                    Intel Corp. ..............................                        36,000         5,105,250
                                                                                                                  ------------
                                                                                                                     6,780,632
                                                                                                                  ------------
            ENERGY SOURCES  0.6%
                                    Total SA, B...............................                        39,000         3,942,008
                                                                                                                  ------------
            FINANCIAL SERVICES  2.9%
                                    American Express Co. .....................                       129,000         9,610,500
                                    Federal National Mortgage Assn. ..........                        80,000         3,490,000
                                    Morgan Stanley Dean Witter Discover &
                                    Co. ......................................                       149,366         6,432,073
                                    Peregrine Investments Holdings Ltd. ......                       350,000           720,574
                                    *Peregrine Investments Holdings Ltd.,
                                    wts. .....................................                        35,000            15,360
                                                                                                                  ------------
                                                                                                                    20,268,507
                                                                                                                  ------------
            FOOD & HOUSEHOLD PRODUCTS  0.6%
                                    Burns Philp & Co. Ltd.....................                     1,603,300         2,977,996
                                    Unilever NV...............................                         3,400           715,717
                                    Unilever PLC..............................                        12,300           352,620
                                                                                                                  ------------
                                                                                                                     4,046,333
                                                                                                                  ------------
            FOREST PRODUCTS & PAPER  1.6%
                                    Assidomaen AB.............................                        90,000         2,559,628
                                    Carter Holt Harvey Ltd. ..................                       293,020           758,320
                                    Enso OY, R................................                       225,000         2,079,823
                                    International Paper Co. ..................                        50,000         2,428,125
                                    Stora Kopparbergs Bergslags AB, B.........                       225,000         3,664,921
                                                                                                                  ------------
                                                                                                                    11,490,817
                                                                                                                  ------------
            HEALTH & PERSONAL CARE  0.4%
                                    Aetna Inc.................................                        16,700         1,709,663
                                    Medeva PLC................................                       272,675         1,164,734
                                                                                                                  ------------
                                                                                                                     2,874,397
                                                                                                                  ------------
            INDUSTRIAL COMPONENTS  1.6%
                                    Goodyear Tire & Rubber Co.................                        60,000         3,798,750
                                    Madeco Manufacturera de Cobre SA, ADR.....                       162,500         3,981,250
                                    SKF AB, B.................................                       117,500         3,037,942
                                                                                                                  ------------
                                                                                                                    10,817,942
                                                                                                                  ------------
            INSURANCE  4.7%
                                    Allstate Corp. ...........................                        40,000         2,920,000
                                    ING Groep NV..............................                       125,000         5,763,157
                                    Skandia Foersaekrings AB, free............                       245,000         9,026,566
                                    Torchmark Corp. ..........................                        45,000         3,206,250
                                    Zuerich Versicherung, new.................                        29,900        11,894,488
                                                                                                                  ------------
                                                                                                                    32,810,461
                                                                                                                  ------------
            MACHINERY & ENGINEERING  0.7%
                                    *Gradall Industries Inc. .................                       314,000         5,024,000
                                                                                                                  ------------
            MERCHANDISING  2.4%
                                    Dairy Farm International Holdings Ltd. ...                     1,000,000           750,000
                                    David Jones Ltd. .........................                     1,473,400         2,058,101
                                    *Federated Department Stores Inc. ........                       200,000         6,950,000
                                    Home Depot Inc. ..........................                        65,000         4,480,938
                                    Sears Roebuck & Co. ......................                        42,000         2,257,500
                                                                                                                  ------------
                                                                                                                    16,496,539
                                                                                                                  ------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
INVESTMENT PORTFOLIO, JUNE 30, 1997 (UNAUDITED) (continued)

                    INDUSTRY                          ISSUE                                        SHARES            VALUE
            ------------------------------------------------------------------------------------------------------------------
                                    COMMON STOCKS (CONT.)
            METALS & MINING  2.5%
                                    British Steel PLC, ADR....................                       359,600      $  9,079,900
                                    Companhia Siderurgica Nacional............                    16,100,000           530,909
                                    Reynolds Metals Co. ......................                        22,000         1,567,500
                                    Vale do Rio Doce, ADR.....................                       278,500         6,159,570
                                                                                                                  ------------
                                                                                                                    17,337,879
                                                                                                                  ------------
            MULTI-INDUSTRY  2.9%
                                    Alfa SA de CV, A..........................                     1,150,000         7,848,149
                                    Cheung Kong Holdings Ltd. ................                       600,000         5,924,645
                                    Hutchison Whampoa Ltd. ...................                       444,000         3,839,789
                                    Jardine Matheson Holdings Ltd. ...........                       220,800         1,567,680
                                    Jardine Strategic Holdings Ltd. ..........                       168,750           637,875
                                                                                                                  ------------
                                                                                                                    19,818,138
                                                                                                                  ------------
            REAL ESTATE  0.3%
                                    New World Development Co. Ltd.............                       303,543         1,810,139
                                                                                                                  ------------
            TELECOMMUNICATIONS  9.5%
                                    AT&T Corp. ...............................                       121,000         4,242,563
                                    Cpt-Telefonica Del Peru SA, B, ADR........                       131,800         3,451,513
                                    Lucent Technologies Inc. .................                       102,214         7,365,796
                                    MCI Communications Corp. .................                       196,000         7,503,125
                                    Nokia AB, A...............................                       122,000         9,209,764
                                    *Seat SpA.................................                       477,000           152,638
                                    *Seat SpA, di Risp........................                     1,200,000           247,429
                                    STET (Sta Finanziaria Telefonica Torino)
                                    SpA.......................................                       477,000         2,779,085
                                    STET (Sta Finanziaria Telefonica Torino)
                                    SpA, di Risp..............................                     1,200,000         4,156,290
                                    Telefonica de Argentina SA, ADR, B........                       315,000        10,906,875
                                    Telefonica de Espana SA...................                       260,000         7,516,797
                                    Telefonos de Mexico SA, L, ADR............                       180,900         8,637,975
                                                                                                                  ------------
                                                                                                                    66,169,850
                                                                                                                  ------------
            TEXTILES & APPAREL  1.0%
                                    *Fruit of the Loom Inc., A................                       160,000         4,960,000
                                    Nike Inc., B..............................                        40,000         2,335,000
                                                                                                                  ------------
                                                                                                                     7,295,000
                                                                                                                  ------------
            TRANSPORTATION  5.5%
                                    Air New Zealand Ltd., B...................                     2,564,000         7,837,197
                                    *Fritz Companies..........................                       350,000         3,390,625
                                    Koninklijke Nedlloyd NV...................                        50,000         1,444,292
                                    Kvaerner Industrier AS, B.................                       215,000        12,027,234
                                    Qantas Airways Ltd., ADR, 144A............                       376,000         8,546,480
                                    *Stena Line AB, B.........................                       125,100           606,457
                                    Unitor AS.................................                       286,000         4,097,309
                                                                                                                  ------------
                                                                                                                    37,949,594
                                                                                                                  ------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
INVESTMENT PORTFOLIO, JUNE 30, 1997 (UNAUDITED) (continued)

                    INDUSTRY                          ISSUE                                        SHARES            VALUE
            ------------------------------------------------------------------------------------------------------------------
                                    COMMON STOCKS (CONT.)
            UTILITIES ELECTRICAL & GAS  4.4%
                                    British Gas PLC...........................                     3,200,000      $ 11,777,049
                                    *Centrica PLC.............................                     3,200,000         3,903,479
                                    *CEZ......................................                         7,580           209,205
                                    Endesa-Empresa Nacional de Electricidad
                                    SA........................................                        30,500         2,560,468
                                    Endesa-Empresa Nacional de Electricidad
                                    SA, ADR...................................                        22,000         1,871,375
                                    Iberdrola SA..............................                        85,000         1,072,956
                                    *Kohinoor Energy Ltd. ....................                     1,467,000           435,532
                                    Korea Electric Power Corp. ...............                       196,000         5,849,099
                                    Pinnacle West Capital Corp. ..............                        40,000         1,202,500
                                    VEBA AG...................................                        35,000         1,976,891
                                                                                                                  ------------
                                                                                                                    30,858,554
                                                                                                                  ------------
                                    TOTAL COMMON STOCKS
                                    (COST $315,722,050).......................                                     463,403,720
                                                                                                                  ------------
                                    PREFERRED STOCKS  4.1%
                                    Banco Bradesco SA, pfd. ..................                   767,000,000         7,730,203
                                    Cemig-Cia Energetica de Minas Gerais,
                                    pfd. .....................................                    12,676,000           653,490
                                    News Corp. Ltd., pfd. ....................                       850,000         3,350,146
                                    News Corp. Ltd., pfd., ADR................                        80,000         1,250,000
                                    Santander Finance Ltd., B, pfd............                        91,500         2,264,625
                                    Telebras-Telecomunicacoes Brasileiras SA,
                                    pfd. .....................................                    40,981,336         6,216,388
                                    Telebras-Telecomunicacoes Brasileiras
                                    SA, pfd., ADR.............................                        45,600         6,919,800
                                                                                                                  ------------
                                    TOTAL PREFERRED STOCKS
                                    (COST $14,221,267)........................                                      28,384,652
                                                                                                                  ------------

                                                                                                PRINCIPAL IN
                                                                                              LOCAL CURRENCY**
                                                                                              ----------------
                                    BONDS  22.8%
                                    Brazil C-Bond, 8.0%, 4/15/14..............      Br.             3,765,384        3,056,563
                                    Brazil Govt., 8.875, 11/05/2001...........      Br.             2,675,000        2,765,281
                                    Buoni Poliennali Del Tes:
                                    12.00%, 1/17/99...........................     Itl.         2,035,000,000        1,290,765
                                    10.00%, 8/1/03............................     Itl.         7,105,000,000        4,879,096
                                    7.75%, 11/1/06............................     Itl.         2,690,000,000        1,678,678
                                    Canada Government:
                                    10.50%, 07/01/00..........................     Can.             3,654,000        3,021,245
                                    10.00%, 5/1/02............................     Can.             8,145,000        6,933,604
                                    Essar Gujarat Ltd., 8.337%, FRN, 7/15/99,
                                    144A......................................     U.S.             2,121,000        2,067,975
                                    Federal Republic of Germany, Bundesobl 110,
                                    5.375%,   2/22/99.........................     Ger.               990,000          585,292
                                    Federal Republic of Germany, Unity, 8.75%,
                                    8/20/01...................................     Ger.             5,235,000        3,488,799
                                    Government of Australia, 10.00%,
                                    10/15/02..................................     Aus.             7,395,000        6,446,183
                                    Government of Brazil, 10.125%, 5/15/27....      Br.             1,820,000        1,754,025
                                    Government of Canada, 10.50%, 3/1/01......     Can.             3,648,000        3,071,592
                                    Government of Denmark, 8.00%, 5/15/03.....     Den.            12,850,000        2,190,339
                                    Government of Germany, 5.25%, 2/21/01.....     Ger.            13,585,000        8,066,556
                                    Government of Italy:
                                    10.50%, 4/15/98...........................     Itl.         4,290,000,000        2,589,803
                                    10.50%, 7/15/00...........................     Itl.         5,260,000,000        3,454,873
                                    Government of Spain, 12.25%, 3/25/00......      Sp.           673,410,000        5,379,968
                                    Kingdom of Denmark, 9.00%, 11/15/00.......     Den.            24,415,000        4,184,809
                                    Kingdom of Sweden, 10.25%, 5/5/03.........     Swe.            10,200,000        1,589,936

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
INVESTMENT PORTFOLIO, JUNE 30, 1997 (UNAUDITED) (continued)

                                                                                                PRINCIPAL IN
                                                      ISSUE                                   LOCAL CURRENCY**       VALUE
            --------------------------------------------------------------------------------------------------------------
                                    BONDS (CONT.)
                                    Republic of Argentina:
                                    10.95%, 11/01/99..........................     U.S.             1,025,000     $  1,113,406
                                    8.75%, 5/9/02.............................     U.S.             5,415,000        5,417,708
                                    11.375%, 1/30/17..........................     U.S.               400,000          446,000
                                    5.25%, L, VRN, 3/31/23....................     U.S.               500,000          346,875
                                    Republic of Venezuela:
                                    9.125%, 6/18/07, 144A.....................     U.S.             1,540,000        1,545,775
                                    6.75%, A, 3/31/20.........................     Ven.             1,800,000        1,417,500
                                    Spain Govt., 10.10%, 2/28/01..............      Sp.           372,000,000        2,917,794
                                    Sweden Kingdom:
                                    13.00%, 6/15/01...........................     Swe.             7,000,000        1,140,904
                                    8.00%, 8/15/07............................     Swe.            10,700,000        1,519,917
                                    U.S. Treasury Bond, 6.375%, 8/15/02.......     U.S.            10,915,000       10,911,595
                                    U.S. Treasury Note:
                                    6.125%, 7/31/00...........................     U.S.            16,760,000       16,712,871
                                    6.25%, 8/31/00............................     U.S.            21,850,000       21,843,183
                                    6.625%, 4/30/02...........................     U.S.             1,485,000        1,498,923
                                    7.25%, 8/15/04............................     U.S.             7,156,000        7,462,370
                                    United Kingdom:
                                    10.00%, 2/26/01...........................     U.K.             2,870,000        5,197,630
                                    7.00%, 11/06/01...........................     U.K.             1,125,000        1,866,444
                                    United Mexican States:
                                    9.75%, 2/6/01.............................     U.S.             2,250,000        2,379,938
                                    11.375%, 9/15/16..........................     U.S.               800,000          900,000
                                    6.25%, A, 12/31/19........................     U.S.             6,800,000        5,261,500
                                                                                                                  ------------
                                    TOTAL BONDS (COST $159,389,879)...........                                     158,395,715
                                                                                                                  ------------
                                    SHORT TERM OBLIGATIONS  6.3%
                                    Deutsche Bank AG, 6.00%, 7/1/97...........     U.S.            29,297,000       29,297,000
                                    Federal Home Loan Mortgage Corp.,   5.42%
                                    to 5.75% with maturities to 7/15/97.......     U.S.            10,541,000       10,526,160
                                    U.S. Treasury Bills, 4.50% to 5.18% with
                                      maturities to 7/24/97...................     U.S.             3,711,000        3,709,405
                                                                                                                  ------------
                                    TOTAL SHORT TERM OBLIGATIONS
                                    (COST $43,530,578)........................                                      43,532,565
                                                                                                                  ------------
                                    TOTAL INVESTMENTS
                                    (COST $532,863,774)  99.8%................                                     693,716,652
                                    NET EQUITY IN FORWARD
                                              CONTRACTS  0.0%.................                                         327,492
                                    OTHER ASSETS, LESS
                                              LIABILITIES  0.2%...............                                       1,176,807
                                                                                                                  ------------
                                    TOTAL NET ASSETS  100.0%..................                                    $695,220,951
                                                                                                                  ============

*Non-income producing.
**Principal amount in currency of country indicated.

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND
FINANCIAL HIGHLIGHTS

PER SHARE OPERATING PERFORMANCE - CLASS 1
(For a share outstanding throughout the period)

                                                        SIX MONTHS
                                                          ENDED                           YEAR ENDED DECEMBER 31
                                                      JUNE 30, 1997          ------------------------------------------------
                                                       (UNAUDITED)         1996        1995        1994        1993        1992
                                                     ----------------    ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of period...............       $11.63          $11.88      $10.86      $12.15      $10.91      $10.99
                                                          --------        ---------   ---------   ---------   ---------   ---------
Income from investment operations:
    Net investment income..........................          .37             .85         .80         .71         .60         .58
    Net realized and unrealized gain (loss)........         (.34)            .14         .76       (1.28)        .65         .03
                                                          --------        ---------   ---------   ---------   ---------   ---------
Total from investment operations...................          .03             .99        1.56        (.57)       1.25         .61
                                                          --------        ---------   ---------   ---------   ---------   ---------
Distributions:
    Dividends from net investment income...........         (.83)          (1.24)       (.54)       (.55)       (.005)      (.57)
    Distributions from net realized gains..........         --              --          --          (.17)       (.005)      (.12)
                                                          --------        ---------   ---------   ---------   ---------   ---------
Total distributions................................         (.83)          (1.24)       (.54)       (.72)       (.01)       (.69)
                                                          --------        ---------   ---------   ---------   ---------   ---------
Change in net asset value..........................         (.80)           (.25)       1.02       (1.29)       1.24        (.08)
                                                          --------        ---------   ---------   ---------   ---------   ---------
Net asset value, end of period.....................       $10.83          $11.63      $11.88      $10.86      $12.15      $10.91
                                                     ==================  ==========  ==========  ==========  ==========  ==========
TOTAL RETURN*......................................          .38%           9.45%      14.92%      (4.88)%     11.46%       5.53%

RATIOS /SUPPLEMENTAL DATA
Net assets, end of period (000)....................       $33,170         $34,046     $32,910     $29,343     $29,347     $15,674
Ratio of expenses to average net assets............          .73%**          .68%        .78%        .90%        .83%       1.00%
Ratio of net investment income to average net
  assets...........................................         6.69%           7.35%       7.14%       6.80%       6.50%       6.93%
Portfolio turnover rate............................       120.41%         141.19%     188.11%     203.91%     170.33%     147.77%

*Total return does not include deductions at the Fund or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract for which the Fund serves as an underlying investment vehicle. Not annualized for periods of less than one year.
**Annualized.

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND
INVESTMENT PORTFOLIO, JUNE 30, 1997 (UNAUDITED)

                                                                                                       PRINCIPAL
                                                          ISSUE                                         AMOUNT*          VALUE
            ---------------------------------------------------------------------------------------------------------------------
                                    BONDS-CORPORATE  8.1%
                                    Abril SA, 12.00%, 10/25/03, 144A.................    U.S.              475,000    $   528,438
                                    Essar Gujarat Ltd., 8.337%, FRN, 7/15/99, 144A...    U.S.              218,000        212,550
                                    Ford Motor Credit Corp., 8.21%, 03/16/99.........    U.S.            1,300,000      1,339,299
                                    Statkraft SF, 7.50% 11/10/99.....................    Ger.            1,000,000        618,441
                                                                                                                      -----------
                                    TOTAL BONDS-CORPORATE (COST $2,838,561)..........                                   2,698,728
                                                                                                                      -----------
                                    BONDS-GOVERNMENT & GOVERNMENT AGENCIES  82.2%
                                    Brazil C-Bond, 8.00%, 4/15/14....................     Br.              280,163        227,423
                                    Brazil Govt.:
                                    8.875%, 11/05/01.................................     Br.              615,000        635,750
                                    6.562%, 4/15/09..................................     Br.              430,000        377,863
                                    Buoni Poliennali Del Tes:
                                    12.00%, 1/17/99..................................    Itl.        1,385,000,000        878,482
                                    10.00%, 8/1/03...................................    Itl.        1,395,000,000        957,965
                                    7.75%, 11/1/06...................................    Itl.          520,000,000        324,503
                                    Canada Government:
                                    10.50%, 07/01/00.................................    Can.              745,000        615,990
                                    10.00%, 5/1/02...................................    Can.            1,545,000      1,315,214
                                    Federal Republic of Germany, Unity, 8.75%,
                                    8/20/01..........................................    Ger.              500,000        333,219
                                    Government of Australia, 10.00%, 10/15/02........    Aus.            1,507,000      1,313,644
                                    Government of Brazil, 10.125%, 5/15/27...........     Br.              150,000        144,563
                                    Government of Canada, 10.50%, 3/1/01.............    Can.              744,000        626,443
                                    Government of Denmark, 8.00%, 5/15/03............    Den.            2,570,000        438,068
                                    Government of Germany, 5.25%, 2/21/01............    Ger.            3,355,000      1,992,145
                                    Government of Italy, 10.50%, 4/15/98.............    Itl.        1,010,000,000        609,720
                                    Government of Spain, 12.25%, 3/25/00.............     Sp.          152,090,000      1,215,069
                                    Kingdom of Denmark, 9.00%, 11/15/00..............    Den.            4,880,000        836,448
                                    Kingdom of Sweden, 10.25%, 5/5/03................    Swe.            3,900,000        607,917
                                    Republic of Argentina:
                                    10.95%, 11/01/99.................................    U.S.              350,000        380,188
                                    8.75%, 5/9/02....................................    U.S.              825,000        825,413
                                    8.375%, 12/20/03.................................    U.S.              125,000        126,719
                                    Republic of Venezuela:
                                    9.125%, 6/18/07, 144A............................    U.S.              300,000        301,125
                                    6.75%, 3/31/20, A................................    Ven.              350,000        275,625
                                    Spain Govt., 10.10%, 2/28/01.....................     Sp.           81,300,000        638,537
                                    Sweden Kingdom:
                                    13.00%, 6/15/01..................................    Swe.            1,800,000        293,375
                                    8.00%, 8/15/07...................................    Swe.            2,200,000        312,506
                                    NHA, Bank Nova Scotia, 6.375%, 11/01/97..........    Can.              290,817        212,235
                                    U.S. Treasury Bond, 6.375%, 8/15/02..............    U.S.            4,090,000      4,088,724
                                    U.S. Treasury Notes:
                                    6.25%, 8/31/00...................................    U.S.            1,719,000      1,718,464
                                    7.25%, 8/15/04...................................    U.S.            1,632,000      1,701,871
                                    United Kingdom, stk., 10.0%, 2/26/01.............    U.K.              750,000      1,358,266
                                    United Mexican States:
                                    9.75%, 2/6/01....................................    U.S.              465,000        491,854
                                    11.375%, 9/15/16.................................    U.S.              175,000        196,875
                                    6.25%, 12/31/19, A...............................    U.S.            1,150,000        889,813
                                                                                                                      -----------
                                    TOTAL BONDS-GOVERNMENT & GOVERNMENT
                                              AGENCIES (COST $27,388,275)............                                  27,262,016
                                                                                                                      -----------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND
INVESTMENT PORTFOLIO, JUNE 30, 1997 (UNAUDITED) (continued)

                                                                                                       PRINCIPAL
                                                          ISSUE                                         AMOUNT*          VALUE
            ---------------------------------------------------------------------------------------------------------------------
                                    SHORT TERM OBLIGATIONS  6.3%
                                    Federal Home Loan Mortgage Corp., 5.42%,
                                    7/15/97..........................................    U.S.              420,000    $   419,120
                                    Federal National Mortgage Assn., 5.43%,
                                    7/23/97..........................................    U.S.              260,000        259,144
                                    U.S. Treasury Bills, 4.50% to 5.20% with
                                    maturities   to 8/21/97..........................    U.S.            1,402,000      1,397,937
                                                                                                                      -----------
                                    TOTAL SHORT TERM OBLIGATIONS
                                    (COST $2,076,023)................................                                   2,076,201
                                                                                                                      -----------
                                    TOTAL INVESTMENTS (COST $32,302,859)  96.6%......                                  32,036,945
                                    NET EQUITY IN FORWARD CONTRACTS  0.4%............                                     127,939
                                    OTHER ASSETS, LESS LIABILITIES  3.0%.............                                   1,005,498
                                                                                                                      -----------
                                    TOTAL NET ASSETS  100.0%.........................                                 $33,170,382
                                                                                                                      ===========

*Principal amount in currency of country indicated.

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)

                                              SIX MONTHS
                                                ENDED                                 YEAR ENDED DECEMBER 31
                                            JUNE 30, 1997             ------------------------------------------------------
                                             (UNAUDITED)           1996          1995          1994          1993          1992
                                           ----------------      ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of period....         $1.00             $1.00         $1.00         $1.00         $1.00         $1.00
                                           ----------------      ---------     ---------     ---------     ---------     ---------
Net investment income...................           .02               .05           .05           .03           .02           .03
Dividends from net investment income....          (.02)             (.05)         (.05)         (.03)         (.02)         (.03)
                                           ----------------      ---------     ---------     ---------     ---------     ---------
Change in net asset value...............          --                --            --            --            --            --
                                           ----------------      ---------     ---------     ---------     ---------     ---------
Net asset value, end of period..........         $1.00             $1.00         $1.00         $1.00         $1.00         $1.00
                                           ==================    ==========    ==========    ==========    ==========    ==========
TOTAL RETURN*...........................          2.44%             4.99%         5.35%         3.48%         2.41%         3.10%
RATIOS /SUPPLEMENTAL DATA
Net assets, end of period (000).........        $11,519           $14,086       $20,723       $33,090       $16,992       $21,454
Ratio of expenses to average net
  assets................................           .53%**            .55%          .63%          .71%          .75%          .69%
Ratio of net investment income to
  average net assets....................          4.89%**           4.86%         5.29%         3.56%         2.38%         3.02%

*Total return does not include deductions at the Fund or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract for which the Fund serves as an underlying investment vehicle. Not annualized for periods of less than one year.
**Annualized.

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON MONEY MARKET FUND
INVESTMENT PORTFOLIO, JUNE 30, 1997 (UNAUDITED)

                                                                                                         PRINCIPAL
                                                            ISSUE                                         AMOUNT         VALUE
            ---------------------------------------------------------------------------------------------------------------------
            GOVERNMENT & GOVERNMENT AGENCIES  56.9%
                                    Federal Farm Credit Bank:
                                    5.43%, 9/8/97........................................    U.S.          600,000    $   592,670
                                    5.80%, 7/1/97........................................    U.S.        1,000,000      1,000,000
                                    Federal Home Loan Bank:
                                    5.41%, 7/17/97.......................................    U.S.        1,010,000      1,007,572
                                    5.40%, 7/2/97........................................    U.S.          375,000        374,944
                                    Federal Home Loan Mortgage Corp.:
                                    5.41%, 7/22/97.......................................    U.S.        1,005,000      1,001,828
                                    5.43%, 9/17/97.......................................    U.S.          595,000        588,000
                                    Federal National Mortgage Assn.:
                                    5.41%, 8/7/97........................................    U.S.        1,000,000        994,440
                                    5.45%, 7/23/97.......................................    U.S.        1,000,000        996,669
                                                                                                                      -----------
                                    TOTAL GOVERNMENT & GOVERNMENT AGENCIES...............                               6,556,123
                                                                                                                      -----------
                                    SHORT TERM OBLIGATION  5.0%
                                    Dresdner Bank AG, 5.562%, 7/7/97.....................                  580,000        580,000
                                                                                                                      -----------

                                                                                                         MATURITY
                                                                                                          VALUE
                                                                                                        ----------
                                    REPURCHASE AGREEMENTS  38.6%
                                    Swiss Bank Corp., 5.90%, Collateralized by
                                    $2,119,000    U.S. Treasury Note, 11/30/99, Value
                                    $2,198,463..........................................    U.S.        $2,144,351      2,144,000
                                    UBS Securities Inc., 5.87% Collateralized by
                                    $2,303,000    U.S. Treasury Note, 8/15/99, Value
                                    $2,349,060..........................................    U.S.         2,300,375      2,300,000
                                                                                                                      -----------
                                    TOTAL REPURCHASE AGREEMENTS.........................                                4,444,000
                                                                                                                      -----------
                                    TOTAL INVESTMENTS (COST $11,580,123)  100.5%........                               11,580,123
                                    OTHER ASSETS, LESS LIABILITIES  (0.5%)..............                                  (60,657)
                                                                                                                      -----------
                                    TOTAL NET ASSETS  100.0%............................                              $11,519,466
                                                                                                                      ===========

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)

Assets:
 Investments in securities, at value
  (identified cost $585,104,915)         $784,097,223
 Receivables:
  Fund shares sold                            399,259
  Dividends and interest                    2,893,562
                                         ------------
     Total assets                         787,390,044
                                         ------------
Liabilities:
 Payables:
  Investment securities purchased          15,445,779
 Accrued expenses                             861,733
                                         ------------
     Total liabilities                     16,307,512
                                         ------------
Net assets, at value                     $771,082,532
                                         ============
Net assets consist of:
 Undistributed net investment income     $ 11,953,763
 Net unrealized appreciation              198,992,308
 Accumulated net realized gain             43,657,579
 Net capital paid in on shares of
  beneficial interest                     516,478,882
                                         ------------
Net assets, at value                     $771,082,532
                                         ============
Class 1
 Shares outstanding                        32,273,292
                                         ============
 Net asset value per share
  ($767,571,347 divided
  by 32,273,292)                         $      23.78
                                         ============
Class 2
 Shares outstanding                           147,672
                                         ============
 Net asset value per share ($3,511,185
  divided by 147,672)                    $      23.78
                                         ============

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

Investment Income:
 (net of $1,247,612 foreign
  taxes withheld)
 Dividends                      $13,084,380
 Interest                         1,165,111
                                -----------
     Total Income                            $14,249,491
Expenses:
 Management fees (Note 3)         1,886,307
 Administrative fees (Note 3)       349,499
 Distribution fees (Note 3)
  Class 2                               707
 Custodian fees                     179,000
 Reports to shareholders             59,621
 Audit fees                          14,200
 Legal fees (Note 3)                  2,500
 Trustees' fees and expenses         12,750
 Other                                  450
                                -----------
     Total expenses                            2,505,034
                                             -----------
      Net investment income                   11,744,457
Realized and unrealized gain
 (loss):
 Net realized gain (loss) on:
  Investments                    44,240,073
  Foreign currency transactions    (302,161)
                                -----------
                                 43,937,912
 Net unrealized appreciation on
  investments                    41,683,362
                                -----------
Net realized and unrealized gain              85,621,274
                                             -----------
Net increase in net assets
 resulting
 from operations                             $97,365,731
                                             ===========

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
FINANCIAL STATEMENTS (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    SIX MONTHS
                                                                                      ENDED
                                                                                  JUNE 30, 1997          YEAR ENDED
                                                                                   (UNAUDITED)        DECEMBER 31, 1996
                                                                                 ----------------     -----------------
Increase in net assets:
 Operations:
  Net investment income........................................................    $ 11,744,457         $  11,586,443
  Net realized gain on investment and foreign currency transactions............      43,937,912            53,364,032
  Net unrealized appreciation..................................................      41,683,362            50,486,029
                                                                                 ----------------     -----------------
     Net increase in net assets resulting from operations......................      97,365,731           115,436,504
                                                                                 ----------------     -----------------
 Distributions to shareholders:
  From net investment income
   Class 1.....................................................................     (11,299,102)           (9,701,533)
  From net realized gain
   Class 1.....................................................................     (53,491,950)          (44,505,784)
 Fund share transactions (Note 2)
   Class 1.....................................................................      90,765,995            84,359,449
   Class 2.....................................................................       3,376,093             --
                                                                                 ----------------     -----------------
     Net increase in net assets................................................     126,716,767           145,588,636
                                                                                 ----------------     -----------------
Net assets:
 Beginning of period...........................................................     644,365,765           498,777,129
                                                                                 ----------------     -----------------
 End of period.................................................................    $771,082,532         $ 644,365,765
                                                                                 ==============       ===============

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)

Assets:
 Investments in securities, at value
  (identified cost $702,082,628)         $887,250,517
 Receivables:
  Investment securities sold                  251,762
  Fund shares sold                          2,403,796
  Dividends and interest                    5,061,746
                                         ------------
     Total assets                         894,967,821
                                         ------------
Liabilities:
 Payables:
  Investment securities purchased           4,321,282
  Fund shares redeemed                         49,780
 Accrued expenses                             815,433
                                         ------------
     Total liabilities                      5,186,495
                                         ------------
Net assets, at value                     $889,781,326
                                         ============
Net assets consists of:
 Undistributed net investment income     $ 13,233,540
 Net unrealized appreciation              185,167,889
 Accumulated net realized gain             28,596,689
 Net capital paid in on shares of
  beneficial interest                     662,783,208
                                         ------------
Net assets, at value                     $889,781,326
                                         ============
Class 1
 Shares outstanding                        43,789,483
                                         ============
 Net asset value per share
  ($887,113,422 divided
  by 43,789,483)                         $      20.26
                                         ============
Class 2
 Shares outstanding                           131,767
                                         ============
 Net asset value per share
  ($2,667,904 divided
  by 131,767)                            $      20.25
                                         ============

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

Investment income:
 (net of $1,709,148 foreign
  taxes withheld)
 Dividends                     $17,270,360
 Interest                        1,946,826
                               -----------
     Total Income                           $ 19,217,186
Expenses:
 Management fees (Note 3)        2,067,816
 Administrative fees (Note 3)      382,429
 Distribution fees (Note 3)
  Class 2                              512
 Custodian fees                    220,000
 Reports to shareholders            37,300
 Audit fees                         10,700
 Registration and filing fees          527
 Trustees' fees and expenses        14,500
 Other                               6,471
                               -----------
     Total expenses                            2,740,255
                                            ------------
      Net investment income                   16,476,931
Realized and unrealized gain
(loss):
 Net realized gain (loss) on:
  Investments                   29,105,768
  Foreign currency transactions   (116,732)
                               -----------
                                28,989,036
 Net unrealized appreciation on
  investments                   61,616,947
                               -----------
Net realized and unrealized
  gain                                        90,605,983
                                            ------------
Net increase in net assets
  resulting from operations                 $107,082,914
                                            ============

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
FINANCIAL STATEMENTS (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    SIX MONTHS
                                                                                      ENDED
                                                                                  JUNE 30, 1997          YEAR ENDED
                                                                                   (UNAUDITED)        DECEMBER 31, 1996
                                                                                 ----------------     -----------------
Increase in net assets:
 Operations:
  Net investment income........................................................    $ 16,476,931         $  16,824,712
  Net realized gain on investment and foreign currency transactions............      28,989,036             7,597,723
  Net unrealized appreciation..................................................      61,616,947            91,776,417
                                                                                   ------------          ------------
     Net increase in net assets resulting from operations......................     107,082,914           116,198,852
                                                                                   ------------          ------------
 Distributions to shareholders:
  From net investment income
   Class 1.....................................................................     (19,635,324)           (6,297,332)
  From net realized gain
   Class 1.....................................................................      (7,892,630)           (1,836,722)
 Fund share transactions (Note 2)
   Class 1.....................................................................     124,684,333           221,778,404
   Class 2.....................................................................       2,557,657                    --
                                                                                   ------------          ------------
     Net increase in net assets................................................     206,796,950           329,843,202
                                                                                   ------------          ------------
Net assets:
 Beginning of period...........................................................     682,984,376           353,141,174
                                                                                   ------------          ------------
 End of period.................................................................    $889,781,326         $ 682,984,376
                                                                                   ============          ============

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)

Assets:
 Investments in securities, at value
   (identified cost $166,725,099)        $168,454,230
 Receivables:
  Investment securities sold                  148,787
  Fund shares sold                            931,027
  Dividends and interest                      206,009
                                         --------------
     Total assets                         169,740,053
                                         --------------
Liabilities:
 Payables:
  Funds advanced by custodian                 226,605
  Investment securities purchased           2,666,799
  Fund shares redeemed                         15,017
 Accrued expenses                             366,119
                                         --------------
     Total liabilities                      3,274,540
                                         --------------
Net assets, at value                     $166,465,513
                                         ==============
Net assets consist of:
 Undistributed net investment income     $    911,769
 Net unrealized appreciation                1,729,131
 Accumulated net realized gain                301,516
 Net capital paid in on shares of
   beneficial interest                    163,523,097
                                         --------------
Net assets, at value                     $166,465,513
                                         ==============
Class 1
 Shares outstanding                        16,480,207
                                         ==============
 Net asset value per share
  ($163,375,408 divided
  by 16,480,207)                         $       9.91
                                         ==============
Class 2
 Shares outstanding                           311,769
                                         ==============
 Net asset value per share
  ($3,090,105 divided
  by 311,769)                            $       9.91
                                         ==============

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

 Investment income:
  (net of $89,330 foreign taxes
   withheld)
  Dividends                       $1,300,314
  Interest                           589,864
                                  ------------
     Total income                             $1,890,178
Expenses:
 Management fees (Note 3)            712,110
 Administrative fees (Note 3)         57,745
 Distribution fees (Note 3)
  Class 2                                605
 Custodian fees                      165,153
 Reports to shareholders              12,060
 Audit fees                            7,200
 Legal fees (Note 3)                   4,200
 Registration and filing fees            500
 Trustees' fees and expenses           1,500
 Other                                 1,109
                                  ------------
     Total expenses                              962,182
                                              ------------
      Net investment income                      927,996
Realized and unrealized gain:
 Net realized gain on:
  Investments                        185,183
  Foreign currency transactions      174,647
                                  ------------
                                     359,830
 Net unrealized appreciation on
  investments                      3,120,640
                                  ------------
Net realized and unrealized gain               3,480,470
                                              ------------
Net increase in net assets
 resulting from operations                    $4,408,466
                                              ============

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    SIX MONTHS          MARCH 4, 1996
                                                                                      ENDED             (COMMENCEMENT
                                                                                  JUNE 30, 1997       OF OPERATIONS) TO
                                                                                   (UNAUDITED)        DECEMBER 31, 1996
                                                                                 ----------------     -----------------
Increase (decrease) in net assets:
 Operations:
  Net investment income........................................................    $    927,996          $   381,731
  Net realized gain on investment and foreign currency transactions............         359,830              240,154
  Net unrealized appreciation (depreciation)...................................       3,120,640           (1,391,509)
                                                                                   ------------          -----------
     Net increase (decrease) in net assets resulting from operations...........       4,408,466             (769,624)
                                                                                   ------------          -----------
 Distributions to shareholders:
  From net investment income
   Class 1.....................................................................        (397,958)                  --
  From net realized gain
   Class 1.....................................................................        (298,468)                  --
 Fund share transactions (Note 2)
   Class 1.....................................................................      87,443,841           73,014,790
   Class 2.....................................................................       3,064,466                   --
                                                                                   ------------          -----------
     Net increase in net assets................................................      94,220,347           72,245,166
                                                                                   ------------          -----------
Net assets:
 Beginning of period...........................................................      72,245,166                   --
                                                                                   ------------          -----------
 End of period.................................................................    $166,465,513          $72,245,166
                                                                                   ============          ===========

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)

Assets:
 Investments in securities, at value
  (identified cost $532,863,774)         $693,716,652
 Cash                                          80,874
 Receivables:
  Investment securities sold                7,667,337
  Fund shares sold                            401,678
  Dividends and interest                    5,979,280
 Unrealized gains on forward exchange
   contracts (Note 5)                       1,637,549
                                         ------------
     Total assets                         709,483,370
                                         ------------
Liabilities:
 Payables:
  Investment securities purchased          12,242,042
  Fund shares redeemed                        121,090
 Unrealized loss on forward exchange
   contracts (Note 5)                       1,310,057
 Accrued expenses                             589,230
                                         ------------
     Total liabilities                     14,262,419
                                         ------------
Net assets, at value                     $695,220,951
                                         ============
Net assets consists of:
 Undistributed net investment income     $ 14,526,922
 Net unrealized appreciation              161,144,412
 Accumulated net realized gain              8,389,539
 Net capital paid in on shares of
  beneficial interest                     511,160,078
                                         ------------
Net assets, at value                     $695,220,951
                                         ============
Class 1
 Shares outstanding                        31,065,978
                                         ============
 Net asset value per share
  ($692,979,001 / 31,065,978)            $      22.31
                                         ============
Class 2
 Shares outstanding                           100,541
                                         ============
 Net asset value per share
   ($2,241,950 / 100,541)                $      22.30
                                         ============

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

Investment income:
 (net of $866,664 foreign taxes
  withheld)
 Dividends                      $10,302,812
 Interest                         6,407,372
                                -----------
     Total Income                            $16,710,184
Expenses:
 Management fees (Note 3)         1,571,679
 Administrative fees (Note 3)       313,368
 Distribution fees (Note 3)
  Class 2                               421
 Custodian fees                     112,648
 Reports to shareholders             49,000
 Audit fees                          19,500
 Legal fees (Note 3)                  4,000
 Trustees' fees and expenses         11,500
 Other                                  900
                                -----------
     Total expenses                            2,083,016
                                             ------------
      Net investment income                   14,627,168
Realized and unrealized gain:
 Net realized gain on:
  Investments                     7,608,970
  Foreign currency transactions   1,680,419
                                -----------
                                  9,289,389
 Net unrealized appreciation
   (depreciation) on:
  Investments                    65,142,055
  Foreign currency translation
    of other assets and
    liabilities                     (41,710)
                                -----------
                                 65,100,345
Net realized and unrealized gain              74,389,734
                                             ------------
Net increase in net assets
  resulting from operations                  $89,016,902
                                             ============

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    SIX MONTHS
                                                                                      ENDED
                                                                                  JUNE 30, 1997          YEAR ENDED
                                                                                   (UNAUDITED)        DECEMBER 31, 1996
                                                                                 ----------------     -----------------
Increase in net assets:
 Operations:
  Net investment income........................................................    $ 14,627,168         $  16,999,366
  Net realized gain on investment and foreign currency transactions............       9,289,389            31,832,122
  Net unrealized appreciation..................................................      65,100,345            35,269,338
                                                                                   ------------          ------------
     Net increase in net assets resulting from operations......................      89,016,902            84,100,826
                                                                                   ------------          ------------
 Distributions to shareholders:
  From undistributed net investment income
   Class 1.....................................................................     (17,068,780)          (12,811,622)
  From net realized gain
   Class 1.....................................................................     (32,390,362)          (10,050,497)
 Fund share transactions (Note 2)
   Class 1.....................................................................      97,461,868            88,665,489
   Class 2.....................................................................       2,174,159                    --
                                                                                   ------------          ------------
     Net increase in net assets................................................     139,193,787           149,904,196
                                                                                   ------------          ------------
Net assets:
 Beginning of period...........................................................     556,027,164           406,122,968
                                                                                   ------------          ------------
 End of period.................................................................    $695,220,951         $ 556,027,164
                                                                                   ============          ============

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)

Assets:
 Investments in securities, at value
  (identified cost $32,302,859)           $32,036,945
 Cash                                         365,237
 Receivables:
  Investment securities sold                2,229,299
  Fund shares sold                             52,214
  Dividends and interest                      752,740
 Unrealized gains on forward exchange
   contracts (Note 5)                         701,438
                                          --------------
     Total assets                          36,137,873
                                          --------------
Liabilities:
 Payables:
  Investment securities purchased           2,335,556
 Unrealized losses on forward exchange
   contracts (Note 5)                         573,499
 Accrued expenses                              58,436
                                          --------------
     Total liabilities                      2,967,491
                                          --------------
Net assets, at value                      $33,170,382
                                          ==============
Net assets consists of:
 Undistributed net investment income      $ 1,069,214
 Net unrealized depreciation                 (145,766)
 Accumulated net realized loss             (2,177,907)
 Net capital paid in on shares of
  beneficial interest                      34,424,841
                                          --------------
Net assets, at value                      $33,170,382
                                          ==============
Class 1
 Shares outstanding                         3,062,445
                                          ==============
 Net asset value per share
  ($33,170,382 / 3,062,445)               $     10.83
                                          ==============

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

Investment Income:
 (net of $16,683 foreign taxes
  withheld)
 Interest                        $ 1,220,881
 Dividends                             1,288
                                 ------------
     Total Income                             $1,222,169
Expenses:
 Management fees (Note 3)             82,831
 Administrative fees (Note 3)         17,111
 Custodian fees
 Reports to shareholders              10,300
 Audit fees                            5,700
 Legal fees (Note 3)                   1,200
 Registration and filing fees          2,200
 Trustees' fees and expenses             575
 Other                                   471
                                 ------------
     Total expenses                              120,388
                                              ------------
      Net investment income                    1,101,781
Realized and unrealized gain
 (loss):
 Net realized gain (loss) on:
  Investments                       (286,453)
  Foreign currency transactions      495,225
                                 ------------
                                     208,772
 Net unrealized appreciation
  (depreciation) on:
  Investments                     (1,203,283)
  Foreign currency translation of
    other assets and liabilities      13,210
                                 ------------
                                  (1,190,073)
Net realized and unrealized loss                (981,301)
                                              ------------
Net increase in net assets
 resulting from operations                    $  120,480
                                              ============

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    SIX MONTHS
                                                                                      ENDED
                                                                                  JUNE 30, 1997          YEAR ENDED
                                                                                   (UNAUDITED)        DECEMBER 31, 1996
                                                                                 ----------------     -----------------
Increase in net assets:
 Operations:
  Net investment income........................................................    $  1,101,781          $ 2,393,660
  Net realized gain on investment and foreign currency transactions............         208,772              178,647
  Net unrealized appreciation (depreciation)...................................      (1,190,073)             392,328
                                                                                    -----------          -----------
     Net increase in net assets resulting from operations......................         120,480            2,964,635
                                                                                    -----------          -----------
 Distributions to shareholders:
  From undistributed net investment income
   Class 1.....................................................................      (2,415,770)          (3,413,282)
  Fund share transactions (Note 2)
   Class 1.....................................................................       1,419,791            1,584,576
                                                                                    -----------          -----------
     Net increase (decrease) in net assets.....................................        (875,499)           1,135,929
                                                                                    -----------          -----------
Net assets:
 Beginning of period...........................................................      34,045,881           32,909,952
                                                                                    -----------          -----------
 End of period.................................................................    $ 33,170,382          $34,045,881
                                                                                    ===========          ===========

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON MONEY MARKET FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)

Assets:
 Investments in securities, at value and
  cost                                    $11,580,123
 Cash                                             686
 Receivables:
  Interest                                     17,876
                                          --------------
     Total assets                          11,598,685
                                          --------------
Liabilities:
 Dividend payables                             53,349
 Accrued expenses                              25,870
                                          --------------
     Total liabilities                         79,219
                                          --------------
Net assets (equivalent to $1.00 per
  share based on 11,519,466 shares of
  beneficial interest outstanding)        $11,519,466
                                          ==============

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

Interest income                               $374,313
Expenses:
 Management fees (Note 3)            $24,016
 Administrative fees (Note 3)          7,314
 Reports to shareholders               1,000
 Audit fees                            3,260
 Legal fees (Note 3)                   1,000
 Other                                   200
                                     ----------
     Total expenses                             36,790
                                              ------------
      Net investment income                    337,523
Net realized gain on investments                    48
                                              ------------
Net increase in net assets resulting
 from operations                              $337,571
                                              ============

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON MONEY MARKET FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    SIX MONTHS
                                                                                      ENDED
                                                                                  JUNE 30, 1997          YEAR ENDED
                                                                                   (UNAUDITED)        DECEMBER 31, 1996
                                                                                 ----------------     -----------------
Increase in net assets:
 Operations:
  Net investment income........................................................    $    337,523          $   765,458
  Net realized gain from security transactions.................................              48                  269
                                                                                 ----------------     -----------------
     Net increase in net assets resulting from operations......................         337,571              765,727
                                                                                 ----------------     -----------------
 Distributions to shareholders from net investment income......................        (337,571)            (765,727)
 Fund share transactions (Note 2)..............................................      (2,566,395)          (6,637,553)
                                                                                 ----------------     -----------------
     Net decrease in net assets................................................      (2,566,395)          (6,637,553)
                                                                                 ----------------     -----------------
Net assets:
 Beginning of period...........................................................      14,085,861           20,723,414
                                                                                 ----------------     -----------------
 End of period.................................................................    $ 11,519,466          $14,085,861
                                                                                 ==============       ===============

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Variable Products Series Fund (the Trust) is registered under the Investment Company Act of 1940 as an open-end diversified investment company consisting of six series (the Funds). The Funds and their investment policies are as follows:

Templeton Stock Fund seeks capital growth through a policy of investing primarily in common stocks issued by companies, large and small, in various nations throughout the world. Templeton International Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. Templeton Developing Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers in countries having developing markets. Templeton Asset Allocation Fund seeks a high level of total return through a flexible policy of investing in stocks of companies in any nation, debt obligations of companies and governments of any nation, and money market instruments. Templeton Bond Fund seeks high current income through a flexible policy of investing primarily in the debt securities of companies, governments and government agencies of various nations throughout the world. Templeton Money Market Fund seeks current income, stability of principal, and liquidity by investing in money market instruments with maturities not exceeding 397 days. The following summarizes the Funds' significant accounting policies.

a. SECURITIES VALUATIONS:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees. Securities held by Templeton Money Market Fund are valued at amortized cost which approximates value.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Funds. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
Notes to Financial Statements (unaudited) (continued)

e. REPURCHASE AGREEMENTS:

The Funds may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Funds' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked-to-market daily to maintain coverage of at least 100%. At June 30, 1997, all outstanding repurchase agreements held by the Fund had been entered into on that date.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

g. INDEXED SECURITIES:

The Asset Allocation Fund and Bond Fund may invest in debt instruments in which the principal and/or interest is dependent on other factors such as yield curves, currency exchange rates or commodity prices. The Fund's objective in holding these securities, commonly called indexed securities or structured notes, is to tailor the Fund's investments to the specific risk and returns it wishes to assume while avoiding unwanted risk or change in the Fund's exposure to a particular foreign exchange rate or the spread between two foreign exchange rates.

2. BENEFICIAL SHARES

Effective May 1, 1997, Templeton Stock Fund, Templeton International Fund, Templeton Developing Markets Fund, Templeton Asset Allocation Fund and Templeton Bond Fund offer two classes of shares: Class 1 and Class 2. Outstanding shares before that date were designated as Class 1 shares. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At June 30, 1997, there were an unlimited number of shares of beneficial interest authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                                                                   TEMPLETON STOCK FUND - CLASS 1
                                                                    -------------------------------------------------------------
                                                                         SIX MONTHS ENDED                      YEAR ENDED
                                                                          JUNE 30, 1997                      DECEMBER 1996
                                                                    --------------------------         --------------------------
                                                                      SHARES         AMOUNT              SHARES         AMOUNT
                                                                    ----------    ------------         ----------    ------------
Shares sold........................................................  2,499,312    $ 56,102,190          4,324,078    $ 89,638,950
Shares issued on reinvestment of distributions.....................  2,970,704      64,791,053          2,791,314      54,207,317
Shares redeemed.................................................... (1,359,232)    (30,127,248)        (2,892,776)    (59,486,818)
                                                                    ----------    ------------         ----------    ------------
Net increase.......................................................  4,110,784    $ 90,765,995          4,222,616    $ 84,359,449
                                                                    ==========    ============         ==========    ============

                                                                         TEMPLETON STOCK
                                                                          FUND - CLASS 2
                                                                    --------------------------
                                                                          FOR THE PERIOD
                                                                       MAY 1, 1997 THROUGH
                                                                          JUNE 30, 1997
                                                                    --------------------------
                                                                      SHARES         AMOUNT
                                                                    ----------    ------------
Shares sold........................................................    149,133      $3,409,140
Shares redeemed....................................................     (1,461)        (33,047)
                                                                    ----------    ------------
Net increase.......................................................    147,672      $3,376,093
                                                                    ==========    ============

TEMPLETON VARIABLE PRODUCTS SERIES FUND
Notes to Financial Statements (unaudited) (continued)

                                                                               TEMPLETON INTERNATIONAL FUND - CLASS 1
                                                                    -------------------------------------------------------------
                                                                         SIX MONTHS ENDED                      YEAR ENDED
                                                                          JUNE 30, 1997                      DECEMBER 1996
                                                                    --------------------------         --------------------------
                                                                      SHARES         AMOUNT              SHARES         AMOUNT
                                                                    ----------    ------------         ----------    ------------
Shares sold........................................................  7,201,931    $135,201,804         15,869,480    $256,826,546
Shares issued on reinvestment of distributions.....................  1,502,618      27,527,954            524,440       8,134,054
Shares redeemed.................................................... (2,027,297)    (38,045,425)        (2,621,355)    (43,182,196)
                                                                    ----------    ------------         ----------    ------------
Net increase.......................................................  6,677,252    $124,684,333         13,772,565    $221,778,404
                                                                    ==========    ============         ==========    ============

                                                                     TEMPLETON INTERNATIONAL
                                                                          FUND - CLASS 2
                                                                    --------------------------
                                                                          FOR THE PERIOD
                                                                       MAY 1, 1997 THROUGH
                                                                          JUNE 30, 1997
                                                                    --------------------------
                                                                      SHARES         AMOUNT
                                                                    ----------    ------------
Shares sold........................................................    131,923      $2,560,678
Shares redeemed....................................................       (156)         (3,021)
                                                                    ----------    ------------
Net increase.......................................................    131,767      $2,557,657
                                                                    ==========    ============

                                                                             TEMPLETON DEVELOPING MARKETS FUND - CLASS 1
                                                                    -------------------------------------------------------------
                                                                                                             FOR THE PERIOD
                                                                         SIX MONTHS ENDED                MARCH 4, 1996 THROUGH
                                                                          JUNE 30, 1997                    DECEMBER 31, 1996
                                                                    --------------------------         --------------------------
                                                                      SHARES         AMOUNT              SHARES         AMOUNT
                                                                    ----------    ------------         ----------    ------------
Shares sold........................................................  8,948,411     $88,700,666          7,686,505     $73,253,158
Shares issued on reinvestment of distributions.....................     66,964         696,425                 --              --
Shares redeemed....................................................   (196,031)     (1,953,250)           (25,642)       (238,368)
                                                                    ----------    ------------         ----------    ------------
Net increase.......................................................  8,819,344     $87,443,841          7,660,863     $73,014,790
                                                                    ==========    ============         ==========    ============

                                                                       TEMPLETON DEVELOPING
                                                                      MARKETS FUND - CLASS 2
                                                                    --------------------------
                                                                          FOR THE PERIOD
                                                                       MAY 1, 1997 THROUGH
                                                                          JUNE 30, 1997
                                                                    --------------------------
                                                                      SHARES         AMOUNT
                                                                    ----------    ------------
Shares sold........................................................    323,834      $3,182,045
Shares redeemed....................................................    (12,065)       (117,579)
                                                                    ----------    ------------
Net increase.......................................................    311,769      $3,064,466
                                                                    ==========    ============

TEMPLETON VARIABLE PRODUCTS SERIES FUND
Notes to Financial Statements (unaudited) (continued)

                                                                              TEMPLETON ASSET ALLOCATION FUND - CLASS 1
                                                                    -------------------------------------------------------------
                                                                         SIX MONTHS ENDED                      YEAR ENDED
                                                                          JUNE 30, 1997                      DECEMBER 1996
                                                                    --------------------------         --------------------------
                                                                      SHARES         AMOUNT              SHARES         AMOUNT
                                                                    ----------    ------------         ----------    ------------
Shares sold........................................................  2,871,422     $60,381,235          5,028,891     $96,250,257
Shares issued on reinvestment of distributions.....................  2,407,943      49,459,143          1,240,484      22,862,120
Shares redeemed....................................................   (591,253)    (12,378,510)        (1,580,553)    (30,446,888)
                                                                    ----------    ------------         ----------    ------------
Net increase.......................................................  4,688,112     $97,461,868          4,688,822     $88,665,489
                                                                    ==========    ============         ==========    ============

                                                                         TEMPLETON ASSET
                                                                    ALLOCATION FUND - CLASS 2
                                                                    --------------------------
                                                                          FOR THE PERIOD
                                                                       MAY 1, 1997 THROUGH
                                                                          JUNE 30, 1997
                                                                    --------------------------
                                                                      SHARES         AMOUNT
                                                                    ----------    ------------
Shares sold........................................................    102,268      $2,211,427
Shares redeemed....................................................     (1,727)        (37,268)
                                                                    ----------    ------------
Net increase.......................................................    100,541      $2,174,159
                                                                    ==========    ============

                                                                                   TEMPLETON BOND FUND - CLASS 1
                                                                  ---------------------------------------------------------------
                                                                       SIX MONTHS ENDED                       YEAR ENDED
                                                                         JUNE 30, 1997                       DECEMBER 1996
                                                                  ---------------------------         ---------------------------
                                                                    SHARES          AMOUNT              SHARES          AMOUNT
                                                                  -----------    ------------         -----------    ------------
Shares sold......................................................     221,237    $  2,440,743             412,304    $  4,557,713
Shares issued on reinvestment of distributions...................     225,352       2,415,770             323,533       3,413,281
Shares redeemed..................................................    (311,895)     (3,436,722)           (578,367)     (6,386,418)
                                                                   ----------    ------------          ----------    ------------
Net increase.....................................................     134,694    $  1,419,791             157,470    $  1,584,576
                                                                   ==========    ============          ==========    ============

                                                                                    TEMPLETON MONEY MARKET FUND
                                                                  ---------------------------------------------------------------
                                                                       SIX MONTHS ENDED                       YEAR ENDED
                                                                         JUNE 30, 1997                       DECEMBER 1996
                                                                  ---------------------------         ---------------------------
                                                                    SHARES          AMOUNT              SHARES          AMOUNT
                                                                  -----------    ------------         -----------    ------------
Shares sold......................................................  17,267,228    $ 17,267,228          35,278,602    $ 35,278,602
Shares issued on reinvestment of distributions...................     348,951         348,951             708,580         708,580
Shares redeemed.................................................. (20,182,574)    (20,182,574)        (42,624,735)    (42,624,735)
                                                                   ----------    ------------          ----------    ------------
Net decrease.....................................................  (2,566,395)   $ (2,566,395)         (6,637,553)   $ (6,637,553)
                                                                   ==========    ============          ==========    ============

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers or directors of Templeton Investment Councel, Inc. (TICI), the investment manager for all of the funds except Templeton Developing Markets Fund and Templeton Asset Management Ltd.
(TAML), the investment manager for Templeton Developing Markets Fund. In addition, certain officers of the Trust are also officers or directors of Templeton Funds Annuity Company (TFAC) and Franklin Templeton Distributors Inc.
(FTD), the funds' administrative manager and principal underwriter, respectively.

Effective May 1, 1997, Templeton Stock and International Funds each pay a monthly investment management fee, equal on an annual basis, to 0.75% of their average daily net assets up to $200 million, 0.675% of such net assets from $200 million up to $1.3 billion, and 0.60% of such net assets in excess of $1.3 billion, and Templeton Asset Allocation Fund pays a monthly investment management fee, equal on an annual basis, to 0.65% of its average daily net assets up to $200 million, 0.585% of such net assets from $200 million up to $1.3 billion, and 0.52% of such net assets in excess of $1.3 billion. Prior to May 1, 1997, Templeton Stock, International and Asset Allocation Funds each paid a monthly investment management fee, equal on an annual

TEMPLETON VARIABLE PRODUCTS SERIES FUND
Notes to Financial Statements (unaudited) (continued)

basis, to 0.50% of their average daily net assets up to $200 million, 0.45% of such net assets from $200 million up to $1.3 billion, and 0.40% of such net assets in excess of $1.3 billion. Templeton Bond Fund pays a monthly investment management fee, equal on an annual basis, to 0.50% of its average daily net assets up to $200 million, 0.45% of such net assets from $200 million up to $1.3 billion, and 0.40% of such net assets in excess of $1.3 billion. Templeton Developing Markets Fund pays a monthly investment management fee, equal on an annual basis to 1.25% of its average daily net assets during the year. Templeton Money Market Fund pays a monthly investment management fee equal on an annual basis to 0.35% of its average daily net assets up to $200 million, 0.30% of such net assets from $200 million up to $1.3 billion, and 0.25% of such net assets in excess of $1.3 billion. Each Fund pays its allocated share of an administrative fee to TFAC equivalent on an annual basis to 0.15% of the combined average daily net assets of the Funds, reduced to 0.135% of such net assets in excess of $200 million, 0.10% of such net assets in excess of $700 million and 0.075% of such net assets in excess of $1.2 billion.

During the period ended June 30, 1997, legal fees of $14,400 were paid to a law firm in which an officer of the Trust is a partner.

Templeton Stock, International, Asset Allocation and Developing Markets Funds reimburse FTD up to 0.25% and Bond Fund reimburses FTD up to 0.15% per year of their average daily net assets of Class 2 shares, for costs incurred in marketing the Funds' shares.

4. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 1997, were as follows:

                                                                                    TEMPLETON         TEMPLETON
                                                                   TEMPLETON        DEVELOPING          ASSET
                                                 TEMPLETON       INTERNATIONAL       MARKETS         ALLOCATION        TEMPLETON
                                                STOCK FUND           FUND              FUND             FUND           BOND FUND
                                               -------------     -------------     ------------     -------------     ------------
Purchases..................................... $ 108,745,087     $ 200,944,769     $ 73,346,167     $ 228,014,566     $ 35,458,494
                                                ============      ============      ===========      ============      ===========
Sales......................................... $  99,871,220     $  86,648,432     $  4,515,265     $ 162,230,786     $ 35,951,319
                                                ============      ============      ===========      ============      ===========

5. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

Templeton International, Asset Allocation, and Bond Funds have been parties to financial instruments with off-balance sheet risks, primarily forward exchange contracts, in order to minimize the impact on the Funds from adverse changes in the relationship between the US Dollar and foreign currencies and interest rates. These instruments involve market risks in excess of the amount recognized on the Statements of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds' involvement in such contracts.

The Funds may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
Notes to Financial Statements (unaudited) (continued)

As of June 30, 1997, Templeton Asset Allocation Fund had the following forward foreign exchange contracts outstanding:

                                                                                         IN        SETTLEMENT         UNREALIZED
CONTRACTS TO BUY:                                                                   EXCHANGE FOR      DATE            GAIN/(LOSS)
----------------------------------------------------------------------------        ------------   ----------         -----------
   1,251,000 Great British pound............................................   U.S. $ 2,029,757      8/12/97     U.S. $   51,793
                                                                                    -----------                       -----------
                                                                                    -----------
CONTRACTS TO SELL:

  40,635,000 German mark....................................................   U.S. $24,107,862      7/14/97             936,168
  34,300,000 German mark....................................................         20,105,948      9/15/97             325,056
                                                                                    -----------                       -----------
                                                                               U.S. $44,213,810                        1,261,224
                                                                                    ===========
             Net unrealized gain on offsetting forward exchange contracts...                                             324,532
                                                                                                                      -----------
             Unrealized gain on forward exchange contracts..................                                           1,637,549
                                                                                                                      -----------
CONTRACTS TO BUY:

  34,860,000 German mark....................................................   U.S. $20,506,040      7/14/97            (494,513)
     938,700 Great British pound............................................          1,562,185      8/12/97              (1,022)
                                                                                    -----------                       -----------
                                                                               U.S. $22,068,225                         (495,535)
                                                                                    ===========                       -----------
CONTRACTS TO SELL:

   3,129,000 Great British pound............................................   U.S. $ 5,029,555      8/12/97            (174,321)
   2,100,000 Australian dollar..............................................          1,582,831      9/26/97              (4,491)
                                                                                    -----------                       -----------
                                                                               U.S. $ 6,612,386                         (178,812)
                                                                                    ===========                       -----------
             Net unrealized loss on offsetting forward exchange contracts...                                            (635,710)
             Unrealized loss on forward exchange contracts..................                                          (1,310,057)
                                                                                                                      -----------
             Net unrealized gain on forward exchange contracts..............                                     U.S. $  327,492
                                                                                                                      ===========

As of June 30, 1997, Templeton Bond Fund had the following forward foreign exchange contracts outstanding:

                                                                                         IN        SETTLEMENT         UNREALIZED
CONTRACTS TO BUY:                                                                   EXCHANGE FOR      DATE            GAIN/(LOSS)
----------------------------------------------------------------------------        ------------   ----------         -----------
   2,815,000 German mark....................................................   U.S. $ 1,681,249      7/14/97     U.S. $   65,287
   7,500,000 German mark....................................................          4,394,462      9/15/97              69,194
                                                                                    -----------                       -----------
                                                                               U.S.   6,075,711                          134,481
                                                                                    ===========
             Net unrealized gain on offsetting forward exchange contracts...                                             566,957
                                                                                                                      -----------
             Unrealized gain on forward exchange contracts..................                                             701,438
                                                                                                                      -----------
CONTRACTS TO SELL:

     234,000 Great British pound............................................   U.S. $   377,096      8/12/97             (13,070)
     435,000 Australian dollar..............................................            327,872      9/29/97                (930)
                                                                                    -----------                       -----------
                                                                               U.S.     704,968                          (14,000)
                                                                                    ===========                       -----------
             Net unrealized loss on offsetting forward exchange contracts...                                            (559,499)
             Unrealized loss on forward exchange contracts..................                                            (573,499)
                                                                                                                      -----------
             Net unrealized gain on forward exchange contracts..............                                     U.S. $  127,939
                                                                                                                      ===========

TEMPLETON VARIABLE PRODUCTS SERIES FUND
Notes to Financial Statements (unaudited) (continued)

6. INCOME TAXES

At December 31, 1996, Templeton Bond Fund had tax basis capital losses of $2,039,250 which may be carried over to offset future capital gains. Such losses expire in 2002.

The cost of securities for federal income tax purposes is the same as that shown in the investment portfolios. At June 30, 1997, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                                                                     TEMPLETON          TEMPLETON
                                                                   TEMPLETON         DEVELOPING           ASSET
                                                 TEMPLETON       INTERNATIONAL        MARKETS          ALLOCATION       TEMPLETON
                                                STOCK FUND           FUND               FUND              FUND          BOND FUND
                                               -------------     -------------     --------------     -------------     ----------
Unrealized appreciation.......................   220,739,001       199,971,382         15,459,249       174,227,722        206,826
Unrealized depreciation.......................  (21,746,693)      (14,803,493)       (13,730,118)      (13,374,844)      (472,740)
                                                ------------      ------------        -----------      ------------     -----------
Net unrealized appreciation (depreciation).... $ 198,992,308     $ 185,167,889     $    1,729,131     $ 160,852,878     $(265,914)
                                                ============      ============        ===========      ============     ===========

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
                                                                 ---------------
[LOGO]                                                              Bulk Rate
FRANKLIN TEMPLETON                                                U.S. Postage
700 Central Avenue                                                    PAID
St. Petersburg, Florida 33701-3628                               Springfield, MA
                                                                 Permit No. 444
                                                                 ---------------




INSURANCE ISSUER
Phoenix Home Life Mutual Insurance Co.

INVESTMENT MANAGERS
Templeton Investment Counsel, Inc. ("TICI")
Templeton Asset Management Ltd., Singapore

DISTRIBUTOR
WS Griffith and Co., Inc.

SERVICE CENTER
Phoenix's Variable Products Operations
1-800/243-4810


This report must be preceded or accompanied by the current prospectus for Templeton Investment Plus (TIP), which includes the Phoenix Home Life Variable Accumulation Account and the Templeton Variable Products Series Fund prospectuses, which contain more detailed information, including sales charges, risks and advantages of an investment in TIP. Please read the prospectuses carefully before investing or sending money. These reports and prospectuses do not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


TIP S97 08/97        [LOGO] Printed on recycled paper

PAGE